UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Sphere 3D Corp.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sphere 3D Corp.
4 Greenwich Office Park, 1st Floor
Greenwich, Connecticut 06831

May 12, 2023

Dear Shareholder:
You are cordially invited to attend the special meeting of shareholders of Sphere 3D Corp. (the “Company”) to be held by virtual electronic means only, on Friday, June 23, 2023 at 11:00 a.m. (Eastern Daylight Time) (the “Meeting”). Details regarding the business to be conducted at the Meeting are described in the Notice of the Meeting and Proxy Statement.
Shareholders will receive a notice describing how to access the Company’s proxy materials over the Internet and how to request a paper copy of the proxy materials.
Your vote is very important. You can ensure your common shares are represented and are voted by submitting your instructions by the Internet or in certain instances, as noted in the Proxy Statement, in writing by completing, signing, dating and returning your proxy card or voting instruction form.
If you are a registered shareholder (that is, if your stock is registered with the Company in your own name), then you may vote electronically via the Internet by following the instructions included in the proxy statement and with your form of proxy. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program that allows you to vote by telephone or via the Internet. If so, the voting instruction form that your nominee sends you will provide voting instructions.
Thank you for your ongoing support of the Company.

Sincerely,
PATRICIA TROMPETER
Chief Executive Officer and Director

SPHERE 3D CORP.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, JUNE 23, 2023
The special meeting of shareholders of Sphere 3D Corp. (the “Company”) will be held by virtual electronic means only, on Friday, June 23, 2023 at 11:00 a.m. (Eastern Daylight Time) (the “Meeting”).
The Meeting will be a virtual meeting via a live webcast on the Internet. You will be able to attend the Meeting, vote and submit questions during the Meeting by (i) visiting https://virtual-meetings.tsxtrust.com/1516; (ii) entering the password: sphere2023 (case sensitive); and (iii) entering the control number included in the Notice of Internet Availability or proxy card that you receive.
The purpose of the Meeting is to consider and vote upon the following matters:
1.to consider and, if deemed advisable, to pass a special resolution to amend the Articles of the Company to potentially consolidate (the “Consolidation”) the Company’s common shares, no par value, on a one (1) new common share for up to ten (10) old common shares basis to become effective at an exact ratio and a date to be determined by the board of directors of the Company (the “Board”), all as more particularly described in the Proxy Statement (the “Consolidation Proposal”);
2.to consider and, if deemed advisable, to pass, with or without variation, a special resolution authorizing an amendment of the articles of the Company providing for a change of name of the Company, as more particularly described in the Proxy Statement (the “Name Change Proposal”);
3.to consider and, if deemed advisable, to ratify, with or without variation, an ordinary resolution authorizing the amendment of the by-laws of the Company, as more particularly described in the Proxy Statement (the “By-law Amendment Proposal”);
4.to consider and, if deemed advisable, to ratify, with or without variation, an ordinary resolution to approve the issuance and sale of a senior convertible promissory note in the principal amount of $3,000,000 and common share purchase warrants granting the right to acquire 3,191,489 common shares to LDA Capital Limited, as more particularly described in the Proxy Statement (the “LDA Transaction Proposal”); and
5.to transact such other business as may properly come before the Meeting or any adjournment thereof.
To be effective, the Consolidation Proposal and the Name Change Proposal require the approval by at least 66⅔% of the votes cast by shareholders represented in person or by proxy at the Meeting. To be effective, the By-law Amendment Proposal and the LDA Transaction Proposal require the approval of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting. The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of outstanding common shares having voting rights at the Meeting.
The Board has fixed the close of business on May 4, 2023 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

Particulars of the foregoing matters are set forth in the proxy statement (the “Proxy Statement”) under the section identified as such. The proxy materials are available over the Internet. Shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about May 12, 2023, to comply with the 40-calendar day requirement pursuant to Rule 14a-16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Notice contains instructions on how to access the Company’s proxy materials, including the Proxy Statement, in connection with the Meeting and how to submit your proxy or vote authorization form. The Notice also provides information on how to request paper copies of the proxy materials. If you have previously requested a paper copy of the proxy materials, you will receive a paper copy of the proxy materials by mail. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise. If you receive more than one Notice, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote the shares you own, you must vote pursuant to the instructions on each Notice.
Please review the Proxy Statement carefully and in full prior to voting in relation to the matters set out above as the Proxy Statement has been prepared to help you make an informed decision on such matters.
To be used at the Meeting, your proxy must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chair of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one Proxy form because such shareholder owns shares registered in different names or addresses, each Proxy form should be completed and returned.
Whether or not you plan to participate, to ensure that your shares are represented and voted at the meeting, either vote your shares: (i) electronically over the Internet or (ii) by completing and returning your proxy card mailed to you together with this Proxy Statement (if requested and received by mail). Voting instructions can be found on your proxy card, vote authorization form or the Notice of Internet Availability of Proxy Materials. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the Meeting.
DATED as of the 12th day of May 2023

BY ORDER OF THE BOARD
Duncan McEwan
Chair of the Board

Sphere 3D Corp.
4 Greenwich Office Park, 1st Floor
Greenwich, Connecticut 06831
PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 23, 2023
General Information
The board of directors (the “Board”) of Sphere 3D Corp. (the “Company”) is providing these proxy materials to you in connection with the solicitation by and on behalf of the management of the Company of proxies for use at its special meeting of shareholders (the “Meeting”). The Meeting will be held by virtual electronic means only, on Friday, June 23, 2023 at 11:00 a.m. (Eastern Daylight Time) or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the attached Notice of Special Meeting of Shareholders (the “Notice of Meeting”). This proxy statement (the “Proxy Statement”) summarizes the information that you will need to know to vote in an informed manner.
The Meeting will be a virtual meeting via a live webcast on the Internet. You will be able to attend the Meeting, vote and submit questions during the Meeting by (i) visiting https://virtual-meetings.tsxtrust.com/1516; (ii) entering the password: sphere2023 (case sensitive); and (iii) entering the control number included in the Notice of Internet Availability or proxy card that you receive. Detailed instructions for attending and voting at the Meeting can be found below under “Voting at the Meeting.”
Internet Availability of Proxy Materials
The Company’s proxy materials are available over the Internet. Shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about May 12, 2023, to comply with the 40-calendar day requirement pursuant to Rule 14a-16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Notice contains instructions on how to access the Company’s proxy materials, including its Proxy Statement, in connection with the Meeting and how to submit your proxy or vote authorization form. The Notice also provides information on how to request paper copies of the proxy materials. If you have previously requested a paper copy of the proxy materials, you will receive a paper copy of the proxy materials by mail. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise. If you receive more than one Notice, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote the shares you own, you must vote pursuant to the instructions on each Notice.
At the Meeting, the shareholders will be asked to consider and vote on the proposals below:
1.to consider and, if deemed advisable, to pass a special resolution to amend the Articles of the Company to potentially consolidate (the “Consolidation”) the Company’s common shares, no par value, on a one (1) new common share for up to ten (10) old common shares basis to become effective at an exact ratio and a date to be determined by the Board, all as more particularly described in the Proxy Statement (the “Consolidation Proposal”);
2.to consider and, if deemed advisable, to pass, with or without variation, a special resolution authorizing an amendment of the articles of the Company providing for a change of name of the Company, as more particularly described in the Proxy Statement (the “Name Change Proposal”);
3.to consider and, if deemed advisable, to ratify, with or without variation, an ordinary resolution authorizing the amendment of the by-laws of the Company, as more particularly described in the Proxy Statement (the “By-law Amendment Proposal”);
4.to consider and, if deemed advisable, to ratify, with or without variation, an ordinary resolution to approve the issuance and sale of a senior convertible promissory note in the principal amount of $3,000,000 and common share purchase warrants granting the right to acquire 3,191,489 common shares to LDA Capital Limited, as more particularly described in the Proxy Statement (the “LDA Transaction Proposal”); and
5.to transact such other business as may properly come before the Meeting or any adjournment thereof.
The Board recommends you vote “FOR” the Consolidation Proposal, “FOR” the Name Change Proposal, “FOR” the By-law Amendment Proposal, and “FOR” the LDA Transaction Proposal.

The address of the principal executive offices of the Company is 4 Greenwich Office Park, 1st Floor, Greenwich, Connecticut 06831.
The Company does not expect a vote to be taken on any other matters at the Meeting or any adjournment or postponement thereof. If any other matters are properly presented at the Meeting or any adjournment or postponement thereof for consideration, however, the holders of the proxies will have discretion to vote on these matters in accordance with their best judgment.
Solicitation of Proxies
Solicitations may be made by mail and supplemented by telephone, internet, or other personal contact by the officers, employees or agents of the Company without special compensation. Pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation materials to the beneficial owners of the common shares of the Company. The cost of any such solicitation will be borne by the Company.
Voting Rights, Outstanding Shares, Record Date
Each common share that you own entitles you to one vote on all the matters to be voted upon at the Meeting. If you submit a properly executed form of proxy (or voting instruction form) without indicating how you wish to vote, your proxy will be counted as a vote in favor of each of the proposals. Only shareholders that owned the Company’s common shares at the close of business on May 4, 2023, (the “Record Date”), are entitled to vote at the Meeting. On the Record Date, 77,266,595 common shares were issued and outstanding.
Quorum and Required Vote
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of outstanding common shares having voting rights at the Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. There must be a quorum for business to be conducted at the Meeting. Failure of a quorum to be present at the Meeting will necessitate an adjournment or postponement of the Meeting and will subject the Company to additional expense. Once a common share is represented at the Meeting, whether in person or by proxy, it will be counted for the purpose of determining a quorum at the Meeting and any adjournment of the Meeting. However, if a new record date is set for the adjourned Meeting, then a new quorum will have to be established.
To be effective, the Consolidation Proposal and the Name Change Proposal require the approval of at least 66⅔% of the votes cast by shareholders represented in person or by proxy at the Meeting. To be effective, the By-law Amendment and LDA Transaction Proposal require the approval of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting.
Appointment of Proxies
The persons named in the form of proxy are directors and/or officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company) to attend and represent such shareholder at the Meeting other than those persons named in the form of proxy. Such right may be exercised by striking out the printed names and inserting such other person’s name in the blank space provided in the form of proxy or by completing another proper form of proxy.
If you are a shareholder of record, you may vote in one of three ways:
•by following the Internet voting instructions included in the proxy card and Notice;
•by marking, dating and signing your printed proxy card (if requested and received by mail) in accordance with the instructions on it and returning it by facsimile at 1-416-595-9593 or by mail in the pre-addressed reply envelope provided with the proxy materials; or
•by voting by ballot at the Meeting.

If you are a shareholder of record, then you may go to www.voteproxyonline.com to vote your shares via the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired. To vote your shares personally, a shareholder of record must submit the form of proxy, appointing themselves as proxyholder by the proxy deadline. However, even if a registered shareholder plans to attend the Meeting, the Company recommends voting your shares in advance, so that your vote will be counted if you later decide not to attend the Meeting.
To be used at the Meeting, your vote must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chair of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy form because such shareholder owns shares registered in different names or addresses, each proxy form should be completed and returned.
Revocability of Proxies
As a shareholder, once you have submitted your proxy by mail or via the Internet, you may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. You may revoke your proxy in any one of three ways:
•you may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); or
•you may notify the Company’s Secretary in writing that you wish to revoke your proxy before it is voted at the Meeting of any adjournment or postponement thereof; or
•you may vote in person at the Meeting or any adjournment or postponement thereof.
Voting of Proxies
A representative from the Company's transfer agent, TSX Trust Company, will tabulate the votes. All common shares represented at the Meeting or any adjournment or postponement of the Meeting by properly executed proxies will be voted and where a choice, including the choice to withhold from voting, with respect to any matter to be acted upon has been specified in the form of proxy, the common shares represented by the proxy will be voted in accordance with such specifications on any ballot that may be called for. If no instruction is given, then the proxy will be voted “FOR” the Consolidation Proposal, “FOR” the Name Change Proposal, “FOR” the By-law Amendment Proposal, and “FOR” the LDA Transaction Proposal.
The enclosed form of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting. At the date of this Proxy Statement, the Company is not aware of any amendments thereto, or variations thereof, or other matters that may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Company.

Advice to Non-Registered Shareholders on Voting Their Shares
The information set forth in this section is of significant importance to many shareholders of the Company, as a substantial number of shareholders do not hold their common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Proxy Statement as “Non-Registered Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, bank, trust company or other intermediary (an “Intermediary”) then, in almost all cases, those common shares will not be registered in such shareholder’s name on the records of the Company. Such common shares will generally be registered under the name of the nominee of a clearing agency in which such Intermediary participates or, more rarely, in the name of the Intermediary. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the nominee of CDS Clearing and Depository Services Inc.) and in the United States registered under the name of CEDE & Co. (the nominee of The Depository Trust Company). Common shares of Non-Registered Shareholders can only be voted (for or against resolutions) or withheld from voting upon the instructions of the Non-Registered Shareholder. If you hold your shares through a New York Stock Exchange member brokerage firm, such member brokerage firm has the discretion to vote shares held on your behalf with respect to the Consolidation Proposal, the Name Change Proposal, and the By-law Amendment Proposal, but not the LDA Transaction Proposal, as more fully described under “Broker Non-Votes.” Therefore, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them and ensure that instructions respecting the Meeting and the voting of their common shares are communicated to the appropriate person.
Applicable securities legislation requires Intermediaries to seek voting instructions from Non-Registered Shareholders in advance of shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Non-Registered Shareholders in order to ensure that their common shares are voted at the Meeting.
Although a Non-Registered Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares not registered in its name, a Non-Registered Shareholder may attend at the Meeting as proxyholder for the registered holder of its common shares and vote such common shares in that capacity. Non-Registered Shareholders who wish to attend the Meeting and vote their common shares as proxyholder for the registered holder of their common shares should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them. However, even if a Non-Registered Shareholder plans to attend the Meeting, the Company recommends voting your shares in advance, so that your vote will be counted if you later decide not to attend the Meeting.
Proxy-related materials in connection with the Meeting are being sent and made available to both registered and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and the issuer or its agent has sent proxy-related materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from your Intermediary. By choosing to send these materials to you directly, the issuer (and not the Intermediary) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Broker Non-Votes
A broker “non-vote” occurs when an Intermediary for a Non-Registered Shareholder does not vote on a particular proposal because the Intermediary does not have discretionary voting power for that particular item and has not received instructions from the Non-Registered Shareholder. An Intermediary holding the common shares in “street name” for a Non-Registered Shareholder has discretion (but is not required) to vote the Non-Registered Shareholder’s common shares with respect to “routine” matters if the Non-Registered Shareholder does not provide voting instructions. The Intermediary, however, is not permitted to vote the Non-Registered Shareholder’s common shares with respect to “non-routine” matters without voting instructions.

The Company expects that the Consolidation Proposal, the Name Change Proposal, and the By-law Amendment Proposal, will be treated as routine matters, which means that Intermediaries will have discretionary authority to vote Non-Registered Shareholders’ common shares held in street name on these matters. Accordingly, if Non-Registered Shareholders do not instruct their Intermediary on how to vote their shares, the Intermediary may either (a) vote the shares on the Consolidation Proposal, the Name Change Proposal, and the By-law Amendment Proposal, or (b) leave the shares unvoted on the Consolidation Proposal, the Name Change Proposal, and the By-law Amendment Proposal. If the Consolidation Proposal, the Name Change Proposal, and the By-law Amendment Proposal are treated as routine matters as expected, broker non-votes should not occur with respect to this matter in connection with the Meeting. However, the Company expects that the LDA Transaction Proposal will be treated as a non-routine matter, which means that Intermediaries will not have discretionary authority to vote Non-Registered Shareholders’ common shares held in street name on this matter. In such case, a broker non-vote will occur, and a Non-Registered Shareholder’s shares will not be voted on this matter.
Voting at the Meeting
Registered Shareholders entitled to vote at the Meeting may attend and vote at the Meeting virtually by following the steps listed below:
•Type in https://virtual-meetings.tsxtrust.com/1516 on your browser at least 15 minutes before the Meeting starts.
•Click on “I have a control number”.
•Enter your control number (on your Notice of Internet Availability of Proxy Materials or your proxy form).
•Enter the password: sphere2023 (case sensitive).
•When the ballot is opened, click on the “Voting” icon. To vote, simply select your voting direction from the options shown on the screen and click “Submit”. A confirmation message will appear to show your vote has been received.
Non-Registered Shareholders entitled to vote at the Meeting may attend and vote at the Meeting virtually by following the steps listed below:
•Appoint yourself as proxyholder following instructions from your Intermediary.
•Obtain a control number by contacting TSX Trust Company by emailing tsxtrustproxyvoting@tmx.com the “Request for Control Number” form, which can be found here https://tsxtrust.com/resource/en/75.
•Follow the voting instructions above for Registered Shareholders.
Guests can also attend and listen to the Meeting by following the steps listed below:
•Type in https://virtual-meetings.tsxtrust.com/1516 on your browser at least 15 minutes before the Meeting starts.
•Click on “I am a Guest”.
•Guests do not need a control number or password.
If you have any questions or require further information with regard to voting your shares, please contact TSX Trust Company toll-free in North America at 1-866-600-5869 or by email at tsxtis@tmx.com. If you attend the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences, if you wish to do so. It is your responsibility to ensure connectivity for the duration of the Meeting. You should not use Internet Explorer as a browser due to technical incompatibilities and should allow ample time to check into the Meeting online and complete the related procedure.
Adjournments or Postponements
Although it is not currently expected, the Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Meeting of the time, date and place of the adjourned or postponed Meeting.

Voting Shares and Principal Holders Thereof
The Company is authorized to issue an unlimited number of common shares, of which, as of the Record Date, 77,266,595 common shares were issued and outstanding and entitled to vote at the Meeting on the basis of one vote for each common share held.
The holders of common shares of record at the close of business on the Record Date are entitled to vote such common shares at the Meeting on the basis of one vote for each common share held.
To the knowledge of the directors and officers of the Company, as of the Record Date, no persons beneficially own, or exercise control or direction over, directly or indirectly, more than 10% of the issued and outstanding common shares.
Separate Copy of Proxy Materials
If you share an address with another shareholder, each shareholder may not receive a separate copy of the Notice of Internet Availability of Proxy Materials or the proxy materials. Shareholders who do not receive a separate copy of these documents and who want to receive a separate copy may request to receive a separate copy of these documents by writing to the Company's Chief Financial Officer at Sphere 3D Corp., 4 Greenwich Office Park, 1st Floor, Greenwich, Connecticut 06831, or by calling 1-647-952-5049. The Company undertakes to promptly deliver a copy of the proxy materials, upon the receipt of such request. Shareholders who share an address and receive multiple copies of the Company’s proxy materials may also request to receive a single copy by following the instructions above.
Particulars of Matters to be Acted Upon
To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are (i) the Consolidation Proposal and the Name Change Proposal which, to be effective, require the approval of at least 66⅔% of the votes cast by shareholders represented in person or by proxy at the Meeting; and (ii) the By-law Amendment Proposal and the LDA Transaction Proposal which, to be effective, require the approval of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting.
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of issued shares having voting rights at the Meeting.
Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

PROPOSAL NO. 1 - CONSOLIDATION
General
The Company seeks shareholder approval for a special resolution to consolidate (the “Consolidation”) all of its issued and outstanding common shares, no par value, on the basis of one (1) post-consolidation common share for up to ten (10) pre-consolidation common shares, or a ratio that is less at the discretion of the Board, with the Consolidation to be implemented by the Board at any time in its discretion. Voting for this resolution does not automatically mean that the Consolidation will occur, rather a vote for this resolution will give the Board the authority, should they decide that it is in the best interest of the Company, to complete the Consolidation. The following table outlines the number of common shares that would exist following the Consolidation at various theoretical ratios. Any consolidation remains subject to all required regulatory approvals. As of the record date, there are 77,266,595 common shares issued and outstanding. The following table outlines the number of common shares that would exist following the Consolidation at various theoretical ratios:

Ratio	Number of Shares Post-Consolidation
1:2	38,633,297
1:3	25,755,531
1:4	19,316,648
1:5	15,453,319
1:6	12,877,765
1:7	11,038,085
1:8	9,658,324
1:9	8,585,177
1:10	7,726,659
Reasons for the Consolidation
The Board believes that the current number of outstanding common shares is inconsistent with the size, assets and structure of the Company. Management of the Company believes that the Consolidation may provide flexibility in the capital structure of the Company in order to facilitate raising capital in the future while keeping the Company's capital structure manageable.
In addition, on July 25, 2022, the Company received a letter from the Nasdaq Listing Qualifications department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the requirement of Nasdaq Listing Rule 5550(a)(2) (the “Listing Rule”) for continued listing on the Nasdaq Capital Market as a result of the closing bid price for the Company's common shares being below $1.00 for 30 consecutive business days.
On January 24, 2023, the Company received notification from Nasdaq indicating that it will have an additional 180-day grace period, or until July 24, 2023, to regain compliance with the Listing Rule's $1.00 minimum bid requirement. The notification indicated that the Company did not regain compliance during the initial 180-day grace period provided under the Listing Rule. In accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), the Company is eligible for the additional grace period because it meets the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the bid price requirement, and the Company's written notice to Nasdaq of its intentions to cure the deficiency by effecting a reverse stock split, if necessary.
If the Company does not regain compliance by July 24, 2023, or if the Company fails to satisfy another Nasdaq requirement for continued listing, Nasdaq staff could provide notice that the Company's common shares will become subject to delisting. In such event, Nasdaq rules permit the Company to appeal any delisting determination to a Nasdaq Hearings Panel. Accordingly, there can be no guarantee that the Company will be able to maintain its Nasdaq listing.

Implementation, Notice of Consolidation and Letter of Transmittal
Upon determining to proceed with the Consolidation, the Company will file articles of amendment to effect the Consolidation. Prior to the completion of a Consolidation, the Company will provide registered shareholders with a letter of transmittal for use in transmitting their share certificates to the Company’s transfer agent in order to exchange old certificates for new certificates representing the number of common shares to which such shareholder is entitled as a result of the Consolidation. No delivery of new certificates to a shareholder will be made until such shareholder has surrendered their current issued certificates. Until surrendered, each share certificate formally representing old common shares of the Company shall be deemed for all purposes to represent the number of new common shares to which the holder is entitled as a result of the Consolidation.
The Consolidation would be affected simultaneously for all of the Company’s common shares, and the exchange ratio would be the same for all common shares. The Consolidation would affect all of the holders of common shares uniformly and would not affect any shareholder’s percentage ownership interests in the Company. Proportionate voting rights and other rights of the holders of common shares will not be affected by the Consolidation, other than as a result of the treatment of fractional shares. Common shares issued pursuant to the Consolidation would remain fully paid and non-assessable. No fractional shares will be issued in connection with the Consolidation and in lieu thereof any shareholders that would otherwise be entitled to receive a fractional share will be entitled to have their post-Consolidation share amount rounded up to the nearest whole share (which is described below in the paragraph titled “Fractional Shares”). Each shareholder will hold the same percentage of common shares immediately following the Consolidation as such shareholder held immediately prior to the Consolidation other than the nominal effect of the treatment of fractional shares. In addition, the Consolidation will not itself immediately affect the Company’s overall market capitalization, i.e., the Company’s market capitalization immediately before the Consolidation will be the same as immediately after Consolidation, except as a result of any rounding up of fractional shares as described below. However, if the Company’s trading price increases or declines over time following the Consolidation, the Company will have a higher or lower market capitalization depending on that trading price.
The implementation of the special resolution is conditional upon the Company obtaining the necessary regulatory consents. The special resolution provides that the Board is authorized, in its sole discretion, to determine not to proceed with the proposed Consolidation, without further approval of the Company’s shareholders. In particular, the Board may determine not to present the special resolution to the Meeting or, if the special resolution is presented to the Meeting and approved, may determine after the Meeting not to proceed with completion of the proposed Consolidation and filing of the articles of amendment to effect the Consolidation.
Subject to applicable regulatory requirements, a Consolidation will be effective on the date on which articles of amendment of the Company are filed and certified by the Ontario Ministry of Government and Consumer Services. If a Consolidation is approved, no further action on the part of the Company’s shareholders will be required in order for the Board to implement a Consolidation.
Procedure for Non-Registered Shareholders
Non-Registered shareholders of the Company holding their shares through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Consolidation than those that will be put in place by the Company for registered shareholders. If the Board determines to proceed with the Consolidation and you hold common shares with such bank, broker or other nominee, and if you have questions in this regard, you are encouraged to contact your nominee to obtain instructions for processing the Consolidation.
Exchange Act and Stock Listing
After the effectiveness of the articles of amendment, the Company would continue to be subject to periodic reporting and other requirements of the Exchange Act, and the common shares would continue to be listed on Nasdaq under the symbol “ANY.”
New CUSIP Number
After the effectiveness of the articles of amendment, the post-Consolidation common shares would have a new CUSIP number, which is a number used to identify the Company’s equity securities.

Effect on Par Value of Common Shares
The Consolidation will not affect the par value of the Company’s common shares, which will remain no par value.
Effect on Series H Preferred Shares
The Consolidation will not affect the authorized number or par value of the shares of preferred stock of the Company designated as “Series H Preferred Shares” (the “Series H Preferred Shares”), which will remain at unlimited and no par value, respectively. If the Consolidation is affected, the rate at which the Series H Preferred Shares may be converted into common shares will be proportionally adjusted based on the final exchange ratio determined by the Board, subject to the Company’s treatment of fractional shares.
Effect on Common Share Warrants
If the Consolidation is affected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of warrants to purchase common shares issued by the Company into common shares. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of common shares being delivered upon such exercise immediately following the Consolidation as was the case immediately preceding the Consolidation. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the final exchange ratio determined by the Board, subject to the Company’s treatment of fractional shares.
Effect on Outstanding Options and Rights
If the Consolidation is affected, all outstanding options and future or contingent rights to acquire common shares will be appropriately adjusted to reflect the Consolidation. With respect to outstanding options to purchase common shares, the number of common shares that such holders may purchase upon exercise of such options will decrease, and the exercise prices of such options will increase, in proportion to the fraction by which the number of common shares underlying such options are reduced as a result of the Consolidation. Corresponding adjustments will be made to outstanding awards of restricted stock units to reduce the number of common shares subject to such awards.
Effect on the LDA Warrants and the LDA Note
If the Consolidation is affected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of the LDA Warrants and proportionate adjustments are required to be made to the conversion price of the LDA Note. This will result in approximately the same aggregate price being required to be paid under the LDA Warrants upon exercise, and approximately the same value of shares of common shares being delivered upon exercise or conversion of the LDA Warrants and the LDA Note immediately following the Consolidation as was the case immediately preceding the Consolidation. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the final exchange ratio determined by the Board, subject to the Company’s treatment of fractional shares.
Potential Anti-Takeover Effect
This Consolidation Proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued common shares vis-à-vis the outstanding common shares and could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common shares could dilute the share ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the Consolidation Proposal providing for the Consolidation is not being proposed in response to any effort of which the Company is aware to accumulate common shares or obtain control of the Company, nor is it part of a plan by management to recommend to the Board and shareholders a series of amendments to the Company’s Articles. Other than the Consolidation Proposal for the Consolidation, the Board does not currently contemplate recommending the adoption of any other amendments to the Company’s Articles that could be construed to reduce or interfere with the ability of third parties to take over or change the control of the Company.

Fractional Shares
To avoid having any fractional common shares (i.e., less than one full common share) outstanding as a result of the Consolidation, no fractional shares will be issued in connection with the Consolidation. Instead, the Company will issue one full share of the post-Consolidation common shares to any shareholder who would have been entitled to receive a fractional share as a result of the process. Each holder of common shares will hold the same percentage of the outstanding common shares immediately following the Consolidation as that shareholder did immediately prior to the Consolidation, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding common shares following the Consolidation, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Appraisal or Dissenter’s Rights
Under the Ontario Business Corporation Act (the “OBCA”), holders of common shares will not be entitled to dissenter’s rights or appraisal rights with respect to the Consolidation Proposal.
Resolution to Approve the Consolidation
Shareholders are being asked to approve the following Consolidation resolution:
“BE IT RESOLVED THAT, as a special resolution:
1.The board of directors be authorized, subject to approval of the applicable regulatory authorities, to take such actions as are necessary to consolidate, at any time following the date of this resolution, all of the issued and outstanding common shares of the Company on the basis that up to ten (10) pre-consolidation common shares, or a ratio that is less at the discretion of the board of directors, be consolidated into one (1) post-consolidation common share.
2.Notwithstanding the passing of this resolution by the Shareholders of the Company, the board of directors may, at its absolute discretion, determine when such consolidation will take place and may further, at its discretion, determine not to effect such consolidation of all of the issued and outstanding common shares, in each case without requirement for further approval, ratification or confirmation by the common shareholders of the Company.
3.Any director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such documents, agreements and instruments, and to do or to cause to be done all such other acts and things, as such person determines to be necessary or desirable or required by any regulatory authority in order to carry out the intent of this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.
4.Notwithstanding the foregoing, the board of directors is hereby authorized, without further approval of or notice to the common shareholders of the Company, to revoke this special resolution at any time before it is acted upon.”
Recommendation of the Board
The Board unanimously determined that the Consolidation Proposal is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” the Consolidation Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form FOR the Consolidation Proposal.
Approval
The Consolidation Proposal must be approved by an affirmative vote of not less than two-thirds (66⅔%) of the votes cast by shareholders present at the Meeting in person or by proxy in order to become effective. Abstentions will have no effect on the vote for the Consolidation Proposal.

PROPOSAL NO. 2 - NAME CHANGE
General
The Company is proposing to change its name to “Dexios Inc.” or any derivation thereof or to such other name as may be determined by the Board, if appropriate, and acceptable to the applicable regulatory authorities. Shareholders are being asked to consider and, if deemed appropriate, to pass a special resolution (the “Name Change”) to authorize an amendment to the articles of the Company to change its name to “Dexios Inc.” or any derivation thereof or to such other name as may be determined by the Board, if appropriate.
Notwithstanding the foregoing, as indicated in the text of the Name Change resolution, the Board may, in its sole discretion, determine that the Company not proceed with the proposed name change.
New CUSIP Number
After the effectiveness of the articles of amendment, the common shares would have a new CUSIP number, which is a number used to identify the Company’s equity securities. A new CUSIP will be obtained in connection with the Name Change and Consolidation.
Resolution to Approve the Name Change
Shareholders are being asked to approve the following Name Change resolution:
“BE IT RESOLVED THAT, as a special resolution:
1.The Company is hereby authorized to file articles of amendment to amend the articles of the Company to change the name of the Company to “Dexios Inc.” or any derivation thereof or to such other name as may be determined by the Board, if appropriate, and acceptable to the applicable regulatory authorities.
2.Any one director or officer of the Company be and they are hereby authorized, for and on behalf of the Company, to execute and deliver articles of amendment to the Director under the OBCA and all documents and instruments and take such other actions as such director or officer may determine to be necessary or desirable to implement this special resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.
3.Notwithstanding that this special resolution has been duly passed by shareholders of the Company, the directors are hereby authorized in their sole discretion to revoke this special resolution before it is acted on without further approval of the shareholders.”
Recommendation of the Board
The Board unanimously determined that the Name Change resolution is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” the Name Change Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form FOR the Name Change Proposal.
Approval
The Name Change Proposal must be approved by an affirmative vote of not less than two-thirds (66⅔%) of the votes cast by shareholders present at the special meeting in person or by proxy in order to become effective. Abstentions will have no effect on the vote for the Name Change Proposal.

PROPOSAL NO. 3 - BY-LAW AMENDMENT
General
Effective January 1, 2023, the Company ceased to qualify as a “foreign private issuer” and henceforth became a domestic issuer under the United States Securities and Exchange Act of 1933, as amended. In accordance with Nasdaq Marketplace Rule 5620(c) (“Nasdaq Rule 5620(c)”), the minimum quorum requirement for a shareholders meeting is 33⅓% of the outstanding shares of common shares, present in person or represented by proxy. Accordingly, the Board approved a resolution to amend the Company’s by-law no. 1, being a by‑law relating generally to the conduct of the business and affairs of the Company (“By-law No. 1”) on January 12, 2023 to change the minimum quorum requirements for a shareholders meeting in order to comply with Nasdaq Rule 5620(c) (the “By-law Amendment”).
Pursuant to Section 116(2) of the OBCA, where the directors make, amend or repeal a by-law, they shall submit the by-law, amendment or repeal to the shareholders at the next meeting of shareholders, and the shareholders may, by ordinary resolution, confirm, reject or amend the by-law, amendment or repeal.
The full text of the By-law Amendment is included as Attachment A to this Proxy Statement.
Resolution to Approve the By-law Amendment
Shareholders are being asked to approve the following By-law Amendment resolution:
“BE IT RESOLVED THAT, as an ordinary resolution:
1.The By-law Amendment is hereby ratified, approved and adopted.
2.Any one director or officer of the Company be and they are hereby authorized, for and on behalf of the Company, to execute and deliver the By-law Amendment and take such other actions as such director or officer may determine to be necessary or desirable to implement this ordinary resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.”
Recommendation of the Board
The Board unanimously determined that the By-law Amendment Proposal is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” the By-law Amendment Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form FOR the By-law Amendment Proposal.
Approval
The By-law Amendment Proposal must be approved by an affirmative vote of not less than a majority of the votes cast by the shareholders present at the Meeting in person or by proxy in order to become effective. Abstentions will have no effect on the vote for the By-law Amendment Proposal.

PROPOSAL NO. 4 - LDA TRANSACTION
General
On April 17, 2023, the Company entered into a Securities Purchase Agreement (the “LDA Purchase Agreement”) with LDA Capital Limited (“LDA”), a copy of which is included as Attachment B to this Proxy Statement, which provides for the issuance to LDA of senior convertible promissory notes in the aggregate principal amount of $1,000,000 with a term of two years from issuance (the “LDA Note”), a copy of which is included as Attachment C to this Proxy Statement, and common share purchase warrants pursuant to which LDA has the right to purchase up to 3,191,489 common shares of the Company, with an exercise price of $0.47 per share, subject to adjustment described therein (the “LDA Warrants,” and together with the LDA Purchase agreement and the LDA Note, collectively, the “LDA Transaction Documents”), a copy of which is included as Attachment D to this Proxy Statement. Per the terms of the LDA Purchase Agreement, the Company was tendered an initial $1,000,000 (less 3.50% which was payable to the investor as a commitment fee) on April 18, 2023 (the “Closing Date”), with an additional tranche of up to $2,000,000 (the “Second Tranche”) to be provided to the Company within five business days of the date on which an effective registration statement is filed to cover the resale of the common shares underlying the LDA Note and the LDA Warrants. Upon receipt of the Second Tranche, the Company shall issue an additional Senior Convertible Promissory Note with a principal amount equal to the amount of the Second Tranche and an additional Common Share Purchase Warrant substantially in the form of the LDA Note and LDA Warrants, respectively (the “Second Tranche Transaction Documents”), with all transactions contemplated by the LDA Transaction Documents and the Second Tranche Transaction Documents, collectively, ( the “LDA Transaction”).
The LDA Purchase Agreement obligates the Company to hold a special meeting of shareholders to obtain shareholder approval to ratify and approve the LDA Transaction and all transactions contemplated thereby, including the issuance of all common shares potentially issuable to LDA pursuant to the LDA Transaction Documents (including pursuant to the Second Tranche Transaction Documents).
The LDA Note may be converted by LDA at any time after its issuance, at the option of LDA, into common shares of the Company by dividing the outstanding principal amount that LDA elects to convert by the conversion price then in effect, subject to adjustments described therein. The conversion price of the LDA Note means the lesser of $0.2976 per share or 85% of the average of the VWAPs during the five (5) trading days prior to delivery of a conversion notice.
The Company’s common shares are listed on Nasdaq and, as a result, the Company is subject to the Nasdaq listing standards set forth in Nasdaq’s Listing Rules. Although the Company is not required to obtain shareholder approval under Ontario law in connection with the issuance of its common shares upon the conversion of the LDA Note or exercise of the LDA Warrants, the Company is required under Nasdaq Listing Rule 5635(a)(1) and Nasdaq Listing Rule 5635(b) to seek shareholder approval of the proposed issuance of common shares in connection with the LDA Transaction.
Nasdaq Listing Rule 5635(a)(1) requires an issuer to obtain shareholder approval prior to the issuance of securities “in connection with” the acquisition of the stock or assets of another company, where due to the present or potential issuance of common shares (or securities convertible into or exercisable for common shares), other than a public offering for cash, the common shares to be issued (a) constitute voting power in excess of 20% of the outstanding voting power of the issuer prior to the issuance or (b) are or will be in excess of 20% of the outstanding common shares prior to the issuance. In addition, Listing Rule 5635(b) requires shareholder approval prior to the issuance of securities when such issuance or potential issuance will result in a change of control of the issuer. Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding common shares or voting power of an issuer and such ownership or voting power would be the largest ownership position of the issuer.
Since the rates at which the LDA Note may be converted are varied and the total number of shares issuable upon conversion of the LDA Note or upon exercise of the LDA Warrants is subject to adjustment, it is possible that upon the total cumulative shares issuable to LDA pursuant to the LDA Transaction could exceed 20% of the Company’s outstanding common shares.

In addition, under Nasdaq Listing Rule 5635(d), prior shareholder approval is required for the issuance, other than in a public offering, of securities convertible into common shares at a price less than the greater of book or market value of the common shares if the securities are convertible into 20% or more of a company’s common shares. The deemed issuance price of the common shares issuable upon conversion of the LDA Note or exercise of the LDA Warrants may be less than the greater of the book or market value of the Company’s common shares. If the LDA Transaction Proposal is approved, the issuance of the Company’s common shares to LDA may exceed 20% of the number of the Company’s common shares outstanding. Because the issuance price may be below the greater of the book or market value of the Company’s common shares immediately prior to consummation of the LDA Transaction, the Nasdaq Listing Rules may require that the Company obtain shareholder approval of the issuance of the Company’s common shares issuable upon the conversion of the LDA Note or upon the exercise of the LDA Warrants. As a result, the Company is requesting shareholder approval for the issuance of common shares upon the conversion of the LDA Note and upon exercise of the LDA Warrants under the Nasdaq Listing Rules and in accordance with the terms of the LDA Transaction Documents.
Pursuant to each of the LDA Note and the LDA Warrants, LDA cannot effect the conversion of the LDA Note or exercise of the LDA Warrants, to the extent such exercise or conversion would cause LDA (together with any of LDA’s affiliates) to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of a number of common shares or other securities of a class that is registered under the Exchange Act which exceeds 4.99% (the “Maximum Percentage”), which such Maximum Percentage may be increased to 9.99% pursuant to the terms of the LDA Transaction Documents. In addition, the LDA Note and the LDA Warrants contains provisions that the total cumulative number of common shares issued to LDA may not exceed the requirements of Nasdaq Listing Rule 5635(d), except that such limitation shall not apply following approval by the shareholders.
Effect on the Company if the LDA Transaction Proposal is Not Approved
The Company has agreed with LDA to seek shareholder approval for the possible conversion of LDA Note and possible exercise of the LDA Warrants. If shareholder approval is not obtained at this meeting, then the Company is obligated to call a special meeting every four months thereafter to seek shareholder approval until the date that shareholder approval is obtained. In addition, if the Company is unable to obtain shareholder approval to issue common shares to LDA in excess of 20%, any remaining outstanding balance of the LDA Note must be repaid in cash upon request by LDA. In addition, failure to approve the LDA Transaction Proposal could strain the Company’s relationship with LDA, which could impact the Company’s ability to raise capital in the future.
Resolution to Approve the LDA Transaction
Shareholders are being asked to approve the following LDA Transaction resolution:
“BE IT RESOLVED THAT, as an ordinary resolution:
1.The LDA Transaction is hereby ratified and approved.
2.The Company be authorized to effect all transactions contemplated by the LDA Transaction, including, but not limited to, the filing of a registration statement and the future entry into the Second Tranche Transaction Documents.
3.The Company be authorized to issue to LDA common shares underlying the LDA Transaction Documents (including common shares underlying the Second Tranche Transaction Documents) that may cause LDA to own a number of common shares in excess of 20% of the outstanding common shares of the Company prior to the issuance in accordance with Nasdaq Listing Rules.
4.Any director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such documents, agreements and instruments, and to do or to cause to be done all such other acts and things, as such person determines to be necessary or desirable or required by any regulatory authority in order to carry out the intent of this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.”

Recommendation of the Board
The Board unanimously determined that the LDA Transaction Proposal is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” the LDA Transaction Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form FOR the LDA Transaction Proposal.
Approval
The LDA Transaction Proposal must be approved by affirmative vote of a majority of votes cast by shareholders present at the Meeting in person or by proxy. Abstentions and broker non-votes will have no effect on the vote for the LDA Transaction Proposal

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of its common shares as of May 4, 2023 by:
•each shareholder known to the Company to beneficially own more than 5% of its common shares;
•each of the Company's current directors;
•each of the Company’s executive officers; and
•all the Company's current executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent(3)

Patricia Trompeter	849,325	(4)	1.09
Kurt L. Kalbfleisch	780,574	(5)	1.01
Joseph L. O’Daniel	60,625	(6)	*
David Danziger	—		n/a
Timothy Hanley	123,000	(7)	*
Susan S. Harnett	—		n/a
Duncan McEwan	157,944	(8)	*
Vivekanand Mahadevan	157,533	(8)	*
All current directors and executive officers as a group (8 persons)	2,129,001	(9)	2.71
____________________
* Less than 1%
(1)Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Unless otherwise noted, the address for each beneficial owner is: c/o Sphere 3D Corp., 4 Greenwich Office Park, 1st Floor, Greenwich, Connecticut 06831.
(2)Under the rules of the SEC, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants and vesting of stock awards.
(3)Calculated on the basis of 77,266,595 common shares outstanding as of May 4, 2023, provided that any additional common shares that a shareholder has the right to acquire within 60 days after May 4, 2023 are deemed to be outstanding for the purpose of calculating that shareholder’s percentage beneficial ownership.
(4)These shares include the right to: i) 193,550 shares upon vesting of restricted stock units on May 22, 2023; and ii) acquire shares upon exercise of 375,000 vested stock options.
(5)These shares include the right to: i) 170,000 shares upon vesting of restricted stock units on May 22, 2023; ii) 97,500 shares upon vesting of restricted stock units on June 20, 2023; iii) acquire shares upon exercise of 45,000 vested stock options; and iv) acquire shares upon exercise of 67,500 stock options which vest on June 20, 2023.
(6)These shares include the right to 50,000 shares upon vesting of restricted stock units on May 22, 2023.
(7)These shares include the right to acquire shares upon exercise of 123,000 vested stock options.
(8)These shares include the right to acquire shares upon exercise of 129,348 vested stock options.
(9)These shares include the right to shares upon vesting of restricted stock units and the right to acquire shares upon exercise of stock options as described in footnotes 4 through 8 above.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Except as described below or otherwise disclosed in this Proxy Statement, neither the Company, nor any director or officer of the Company, nor any shareholder beneficially owning or exercising control over 10% or more of the voting securities, nor any associate or affiliate of any one of them, has or has had, at any time since the commencement of the Company’s last completed financial year, any material interest, direct or indirect, in any transaction or proposed transaction that has materially affected or would materially affect the Company or any of its subsidiaries.

OTHER MATTERS TO BE ACTED UPON
There are no other matters to be considered at the Meeting which are known to the directors or executive officers of the Company at this time. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Proxy Statement to vote the same in accordance with their best judgment of such matters exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Meeting, and other matters which may properly come before the Meeting or any adjournment thereof.
ADDITIONAL INFORMATION
Additional information relating to the Company may be found on SEDAR at www.sedar.com, EDGAR at www.sec.gov and, you may refer to the Company's annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023 which includes financial information for the Company’s comparative annual financial statements and management discussion and analysis for its most recently completed financial year.
Any material change report (except confidential material change reports) filed by the Company with applicable securities commissions or similar authorities in Canada under the Company’s issuer profile on SEDAR at www.sedar.com from the date of this Proxy Statement until the date of the Meeting is also incorporated by reference herein.
You may obtain copies, without charge, of documents incorporated by reference in this Proxy Statement, by requesting them in writing at 4 Greenwich Office Park, 1st Floor, Greenwich, Connecticut 06831.
Approval by the Board of Directors
The Board has approved the content and delivery of this Proxy Statement.
DATED as of the 12th day of May 2023.
BY ORDER OF THE BOARD
Duncan McEwan
Chair of the Board

Attachment A – By-law Amendment
BY-LAW NO. 1 AMENDING AGREEMENT
WHEREAS effective January 1, 2023, the Company ceased to qualify as a “foreign private issuer” and henceforth shall be a domestic issuer under the United States Securities and Exchange Act of 1933, as amended;
AND WHEREAS in accordance with Nasdaq Marketplace Rule 5620(c) (“Nasdaq Rule 5620(c)”), the minimum quorum requirement for a shareholders meeting is 33⅓% of the outstanding shares of common stock, present in person or represented by proxy;
AND WHEREAS the Company wishes to amend by-law no. 1, being a by-law relating generally to the conduct of the business and affairs of the Company, as amended on November 16, 2021 (“By-law No. 1”), to change the minimum quorum requirements for a shareholders meeting in order to comply with Nasdaq Rule 5620(c).
NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the parties) the parties hereto covenant, acknowledge and agree as follows:
1.Unless otherwise defined herein, capitalized terms used in this amending agreement (“By-law No. 1 Amendment"), including in the recitals hereto, shall have the meanings ascribed to such terms in By-law No. 1.
2.By-law No. 1 shall be deemed to have been amended as of the date of this By-law No. 1 Amendment. The terms "hereof", "herein", and similar terms used in By-law No. 1, shall mean and refer to By-law No. 1 as amended by this By-law No. 1 Amendment.
3.Section 7.11 [Quorum] of By-law No. 1 shall hereby be amended as follows: [Note: deletions are in strike through and additions are in bold and underline]
“7.11    A quorum for the transaction of business at any meeting of shareholders shall be at least two persons present and holding or representing by proxy not less than thirty-three and one-third percent (33⅓%) twenty five percent (25%) of the total number of issued shares of the Corporation having voting rights at such meeting. No business shall be transacted at any meeting unless the requisite quorum shall be present at the commencement of such meeting, provided that if a quorum is present at the commencement of a meeting, a quorum shall be deemed present during the remainder of the meeting.”
4.Except as otherwise provided to the contrary in paragraph 3 above, By-law No. 1 shall continue in full force and effect, unamended.
5.The parties shall sign such further and other documents, and do and perform and cause to be done and performed all such further and other acts and things, as may be necessary or desirable in order to give full effect to this By-law No. 1 Amendment and every part hereof.
6.This By-law No. 1 Amendment shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.
7.A certificate of any director or officer of the Company in office at the time of making of the certificate or of an agent of the Company as to facts in relation to the sending of any notice to any shareholder, director, officer or auditor or publication of any notice shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Company, as the case may be.
8.Delivery by facsimile or by electronic transmission in portable document format (PDF) of an executed counterpart of this By-law No. 1 Amendment is as effective as delivery of an originally executed counterpart of this By-law No. 1 Amendment.
EFFECTIVE the 12th day of January, 2023.

Per:	“Patricia Trompeter”
Patricia Trompeter
Chief Executive Officer

Attachment B - LDA Purchase Agreement
SECURITIES PURCHASE AGREEMENT
This Securities Purchase Agreement (as amended, supplemented, restated and/or modified from time to time, this “Agreement”) is entered into as of April 17, 2023, by and between Sphere 3D Corp., an Ontario corporation (the “Company”), and LDA Capital Limited, a British Virgin Islands company (the “Investor”).
BACKGROUND
A.    The board of directors (the “Board of Directors”) of the Company has authorized the issuance to Investor of the Notes (as defined below) and the Warrant (as defined below).
B    The Investor desires to purchase the Notes and the Warrant on the terms and conditions set forth in this Agreement.
NOW THEREFORE, in consideration of the foregoing recitals and the covenants and agreements set forth herein, and intending hereby to be legally bound, the Company and the Investor hereby agree as follows:
1.DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings specified or indicated below, and such meanings shall be equally applicable to the singular and plural forms of such defined terms:
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Acquisition” means the acquisition by the Company or any direct or indirect Subsidiary of the Company of a majority of the Equity Interests or substantially all of the assets and business of any Person, whether by direct purchase of Equity Interests, asset purchase, merger, consolidation or like combination.
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.
“Agreement” has the meaning set forth in the preamble.
“Blue Sky Application” has the meaning set forth in Section 9.3(a).
“Board of Directors” has the meaning set forth in the recitals.
“Business Day” means any day other than a Saturday, Sunday or any other day on which banks are permitted or required to be closed in New York City.
“Capitalized Lease” means, with respect to any Person, any lease of (or other arrangement conveying the right to use) real or personal property by such Person as lessee that is required under GAAP to be capitalized on the balance sheet of such Person.
“Capital Stock” means the Common Shares and any other classes of capital stock of the Company.
“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (b) commercial paper, maturing not more than 270 days after the date of issue rated P 1 by Moody’s or A 1 by Standard & Poor’s; (c) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (c) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof; (e) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, which assets are primarily comprised of Cash Equivalents described in another clause of this definition; (f) marketable tax exempt securities rated A or higher by Moody’s or A+ or higher by Standard & Poor’s, in each case, maturing within 270 days from the date of acquisition thereof and (g) in the case of any Subsidiary that is not domiciled in the United States, cash and cash equivalents that are substantially equivalent in such jurisdiction to those described in clauses (a) through (f) above in respect of each country that is a member of the Organization for Economic Co-operation and Development.
“Change of Control” means, with respect to the Company, on or after the date of this Agreement:
(a)a change in the composition of the Board of Directors of the Company at a single shareholder meeting where a majority of the individuals that were directors of the Company immediately prior to the start of such shareholder meeting are no longer directors at the conclusion of such meeting, without prior written consent of the Investor;
(b)a change, without prior written consent of the Investor, in the composition of the Board of Directors of the Company prior to the termination of this Agreement where a majority of the individuals that were directors as of the date of this Agreement cease to be directors of the Company prior to the termination of this Agreement;
(c)other than a shareholder that holds such a position at the date of this Agreement, if a Person comes to have beneficial ownership, control or direction over more than fifty percent (50%) of the voting rights attached to any class of voting securities of the Company; or
(d)the sale or other disposition by the Company or any of its Subsidiaries in a single transaction, or in a series of transactions, of all or substantially all of their respective assets.
“Closing” has the meaning set forth in Section 2.2(b).
“Closing Date” has the meaning set forth in Section 2.2(b).
“Commitment Fee” means an amount equal to three and one half percent (3.50%) of the Funding Amount.
“Common Share” and “Common Shares” means each common share or the common shares of the Company, respectively.
“Company” has the meaning set forth in the preamble.
“Conversion Shares” means the Common Shares issuable upon the full or any partial conversion of a Note.
“Disclosure Letter” has the meaning set forth in Section 3.
“Effectiveness Period” has the meaning set forth in Section 9.2(a).
“Equity Interests” means and includes capital stock, membership interests and other similar equity securities, and shall also include warrants or options to purchase capital stock, membership interests or other equity interests.
“Event” means any event, change, development, effect, condition, circumstance, matter, occurrence or state of facts.
“Event of Default” has the meaning set forth in Section 7.1.

“Exempted Securities” means (a) Common Shares or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company (“Equity Plan”), (b) securities issued upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Common Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.
“Form 8-K” has the meaning set forth in Section 5.8.
“Funding Amount” means an amount equal to up to Three Million Dollars ($3,000,000).
“GAAP” means United States generally accepted accounting principles.
“HSR Act” has the meaning set forth in Section 5.12.
“Indebtedness” means any liabilities of a Person for borrowed money or amounts owed and all guaranties made by a Person of borrowed money or amounts owed by others.
“Investment” means, with respect to any Person, (a) any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances or other extensions of credit (excluding Accounts (as defined in the UCC) arising in the ordinary course of business), capital contributions or acquisitions of Indebtedness (including, any bonds, notes, debentures or other debt securities), Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), (b) the purchase or ownership of any futures contract or liability for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or (c) any investment in any other items that are or would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.
“Investor” has the meaning set forth in the preamble.
“Investor Group” shall mean the Investor plus any other Person with which the Investor is considered to be part of a group under Section 13 of the 1934 Act or with which the Investor otherwise files reports under Sections 13 and/or 16 of the 1934 Act.
“Investor Party” has the meaning set forth in Section 5.9(a).
“Investor Shares” means the Conversion Shares, the Warrant Shares and any other shares issued or issuable to the Investor pursuant to this Agreement, Notes or the Warrant.
“IP Rights” has the meaning set forth in Section 3.10.
“Law” means any law, rule, regulation, order, judgment or decree, including, without limitation, any federal and state securities Laws.
“Lien” means any mortgage, deed of trust, deed to secure debt, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any collateral assignment, deposit arrangement or financing lease intended as, or having the effect of, security.
“Legend Removal Date” shall have the meaning set forth in Section 5.1(c).

“Losses” has the meaning set forth in Section 5.9(a).
“Material Adverse Effect” means any material adverse effect on (i) the businesses, properties, assets, prospects, operations, results of operations or financial condition of the Company, or the Company and the Subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated by this Agreement or to perform its obligations hereunder or under the Note or the Warrant; provided, however, that none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a Material Adverse Effect: (a) any adverse effect resulting from or arising out of general economic conditions; (b) any adverse effect resulting from or arising out of general conditions in the industries in which the Company and the Subsidiaries operate; (c) any adverse effect resulting from any changes to applicable Law; or (d) any adverse effect resulting from or arising out of any natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; provided, further, that any event, occurrence, fact, condition or change referred to in clauses (a) through (d) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Company and/or the Subsidiaries compared to other participants in the industries in which the Company and the Subsidiaries operate.
“Maximum Percentage” means 4.99%; provided, that if at any time after the date hereof the Investor Group beneficially owns in excess of 4.99% of any class of Equity Interests in the Company that is registered under the 1934 Act or exempt from the registration and qualification requirements under the 1933 Act, then the Maximum Percentage shall automatically increase to 9.99% so long as the Investor Group owns in excess of 4.99% of such class of Equity Interests (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon the Investor Group ceasing to own in excess of 4.99% of such class of Equity Interests).
“Minimum Collateral Value” means a fair market value of all collateral securing the obligations of the Company and its Subsidiaries under the Transaction Documents and in respect of which the Investor has a perfected first priority lien, equal to no less than two hundred percent (200%) of the Funding Amount.
“Money Laundering Laws” has the meaning set forth in Section 3.25.
“Note” has the meaning set forth in Section 2.1.
“Notice Termination Time” has the meaning set forth in Section 10.2.
“OFAC” has the meaning set forth in Section 3.23.
“Offer Notice” has the meaning set forth in Section 10.1.
“Permitted Indebtedness” means (a) the Indebtedness evidenced by the Transaction Documents, (b) the Indebtedness existing on the date hereof and set forth in the Disclosure Letter, and (c) lease obligations and purchase money Indebtedness of up to $500,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets.
“Permitted Investments” means:
(a)    Investments in cash and Cash Equivalents;
(b)    Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business;
(c)    advances made in connection with purchases of goods or services in the ordinary course of business; and
(d)    Investments existing on the Effective Date, as set forth in the Disclosure Letter, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof.

“Permitted Liens” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a) and (b) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Prepayment Notice” has the meaning set forth in Section 1.4 of the Note.
“Prepayment Right” has the meaning set forth in Section 2.4.
“Prepayment Right Date” in respect of any Note, means the date of the issuance of such Note.
“Press Release” has the meaning set forth in Section 5.8.
“Principal Amount” has the meaning set forth in Section 2.1.
“Proceedings” has the meaning set forth in Section 3.6.
“Prohibited Transaction” means a transaction with a third party or third parties in which the Company issues or sells (or arranges or agrees to issue or sell):
(a)    any debt, equity or equity-linked securities (including options or warrants) that are convertible into, exchangeable or exercisable for, or include the right to receive shares of the Company’s Capital Stock:
(i)    at a conversion, repayment, exercise or exchange rate or other price that is based on, and/or varies with, a discount to the future trading prices of, or quotations for, Common Shares; or
(ii)    at a conversion, repayment, exercise or exchange rate or other price that is subject to being reset at some future date after the initial issuance of such debt, equity or equity-linked security or upon the occurrence of specified or contingent events (other than warrants that may be repriced by the Company); or
(b)    any securities in a capital or debt raising transaction or series of related transactions which grant to an investor the right to receive additional securities based upon future transactions of the Company on terms more favorable than those granted to such investor in such first transaction or series of related transactions;
provided, however, that at-the-market transactions (ATMs) shall not be considered Prohibited Transactions.
“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Investor Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and any “free writing prospectus” as defined in Rule 405 under the 1933 Act.
“register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Investor Shares pursuant to the provisions of this Agreement, including the Prospectus and amendments and supplements to such Registration Statement, and including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
“Required Minimum” means, as of any date, 200% of the maximum aggregate number of Common Shares then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Warrant Shares issuable upon exercise in full of the Warrant or Conversion Shares issuable upon conversion in full of the Note, ignoring any conversion or exercise limits set forth therein.
“Requirements of Law” means, with respect to any Person, collectively, the common law and any and all federal, state, provincial, territorial, local, municipal, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities), and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“SEC” means the United States Securities and Exchange Commission.
“SEC Documents” has the meaning set forth in Section 3.5(a).
“Securities” means the Note, the Warrant and the Investor Shares.
“Securities Termination Event” means either of the following has occurred:
(a)    trading in securities generally in the United States has been suspended or limited for a consecutive period of greater than three (3) Business Days; or
(b)    a banking moratorium has been declared by the United States or the New York State authorities and is continuing for a consecutive period of greater than three (3) Business Days.
“Security Agreement” means a Security Agreement in the form attached hereto as Exhibit C.
“Shareholder Approval” shall mean the approval of the holders of a majority of the Company’s outstanding voting Common Shares: (a) if and to the extent legally required, to amend the Company’s Certificate of Incorporation to increase the number of authorized Common Shares by at least the number of shares equal to the number of Common Shares issuable under the Transaction Documents, or (b) to ratify and approve all of the transactions contemplated by the Transaction Documents, including the issuance of all of the Investor Shares (as such term is defined in each of such documents) issued and potentially issuable to the Investor thereunder, all as may be required by the applicable rules and regulations of the Trading Market (or any successor entity).
“Subsequent Financing” has the meaning set forth in Section 10.1.
“Subsidiaries” and “Subsidiary” have the meaning set forth in Section 3.4(b).
“Trading Day” means a day on which the Common Shares are traded on a Trading Market.
“Trading Market” means whichever of the New York Stock Exchange, NYSE American, or the Nasdaq Stock Market (including the Nasdaq Capital Market), on which the Common Shares are listed or quoted for trading on the date in question.
“Transaction Documents” means this Agreement, the Note, the Warrant, the Security Agreement, the Transfer Agent Instruction Letter, and any other documents or agreements as may be reasonably required by the Investor, to be executed or delivered in connection with the transactions contemplated hereunder.
“Transfer Agent” shall mean TSX Trust Company, having its address at 301 - 100 Adelaide Street West, Toronto, Ontario M5H 4H1, Attention: Amy Kam, email: amy.kam@tmx.com.
“Transfer Agent Instruction Letter” means a letter of irrevocable instructions addressed by the Company to the Transfer Agent, acceptable to the Investor in its sole discretion.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware.
“VWAP” means, as of any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of one Common Share trading in the ordinary course of business at the applicable Trading Price for such date (or the nearest preceding date) on such Trading Market as reported by Bloomberg Financial L.P.; (b) if the Common Shares are not then listed on a Trading Market and if the Common Shares traded in the over-the-counter market, as reported by the OTCQX or OTCQB Markets, the volume weighted average price of one Common Share for such date (or the nearest preceding date) on the OTCQX or OTCQB Markets, as reported by Bloomberg Financial L.P.; (c) if the Common Shares are not then listed or quoted on a Trading Market or on the OTCQX or OTCQB Markets and if prices for the Common Shares are then reported in the “Pink Sheets” published by the OTC Markets Group (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price of one Common Share so reported, as reported by Bloomberg Financial L.P.; or (d) in all other cases, the fair market value of one Common Share as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
“Warrant” has the meaning set forth in Section 2.1.
“Warrant Share Amount” means an amount of Common Shares equal to $1,500,000 divided by 125% of the average of the VWAP of the Common Shares over the five (5) Trading Days preceding the issuance date of the Warrant.
“Warrant Shares” means the Common Shares issuable upon exercise of the Warrants.
2.PURCHASE AND SALE OF THE NOTES AND THE WARRANT
2.aPurchase and Sale of the Notes and the Warrant. Subject to the terms and conditions set forth herein at the Closing, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, for the Funding Amount (a) convertible promissory notes, each in the form attached hereto as Exhibit A (each, a “Note” and together the
Notes”), in the aggregate principal amount of Three Million Dollars ($3,000,000) (the “Principal Amount”), and (b) a Common Share purchase warrant in the form attached hereto as Exhibit B, registered in the name of the Investor, pursuant to which the Investor shall have the right to acquire an aggregate number of Common Shares as provided herein (the “Warrants”).
2.bClosings. Subject to the terms of this Agreement, the Closings shall occur in two tranches (each a “Tranche”), with the Closing of the first Tranche consisting of a Note with a purchase price of One Million Dollars ($1,000,000) and a Principal Amount of One Million Dollars ($1,000,000) and a Warrant to acquire Common Shares equal to the Warrant Share Amount. The Closing of an additional Tranche, consisting of a Note in the aggregate Purchase Price of up to Two Million Dollars ($2,000,000) and a Principal Amount of Two Million Dollars ($2,000,000), shall occur upon such Closing Date as provided herein. The closing of the offer and sale of the Notes and the Warrant with respect of each Tranche shall take place remotely via the exchange of documents and signature, subject to satisfaction or waiver of the conditions set forth in Section 6 (each a “Closing”, and the date each Closing is consummated being a “Closing Date”). Notwithstanding the foregoing, subject to satisfaction or waiver of the conditions set forth in Section 6, (i) the initial Closing Date, shall occur on such date as the Investor and Company shall mutually agree, and (ii) the second Closing Date, shall occur within five (5) Business Days of the date on which the Registration Statement is declared effective in accordance with Section 9.1(c). For the avoidance of doubt, in accordance with this Section 2.2 the Investor may require the Company to issue the second Note to the Investor.
2.cCommitment Fee. At the initial Closing, the Company shall pay to the Investor the Commitment Fee, in United States dollars and in immediately available funds. The Commitment Fee shall be paid by being offset against the purchase price payable by the Investor at the initial Closing.
2.dPrepayment Right. As set forth in each Note, at any time following the Prepayment Right Date applicable to such Note and upon giving the prior written notice as set forth in such Note, the Company will have the right to pre-pay the entire then-outstanding principal amount of such Note at any time plus applicable Prepayment Amount (the “Prepayment Right”); provided, that in the event that the Company elects to exercise its Prepayment Right, the Investor will have the option to convert up to one-third (1/3) of the Principal Amount of such Note, at a price per share equal to the lesser of the Repayment Share Price or the Conversion Price (as each such term is defined in such Note). If each Note shall have been prepaid in its entirety pursuant to the terms thereof prior to the date that is 120 days from the date hereof, the Company shall have the right to redeem from the Holder a portion of the Warrant equal to forty percent (40%) of the then outstanding Warrant Shares.

2.eSenior Obligation. As an inducement for the Investor to enter into this Agreement and to purchase the Notes, all obligations of the Company pursuant to this Agreement and the Notes shall be senior to all other existing Indebtedness and equity of the Company. Upon any Liquidation Event (as defined in the Notes), the Investor will be entitled to receive, before any distribution or payment is made upon, or set apart with respect to, any Indebtedness of the Company or any class of capital stock of the Company, an amount equal to the Outstanding Principal Amount (as defined in the Notes).
3.REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investor and covenants with the Investor that as of the Closing Date, except as is set forth in the Disclosure Letter being delivered to the Investor as of the date hereof and updated and delivered to the Investor as of the Second Closing Date, as applicable (the “Disclosure Letter”), the following representations and warranties are true and correct:
a.Organization and Qualification. The Company is a corporation duly organized and validly existing in good standing under the Laws of the Province of Ontario and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing (if a good standing concept exists in such jurisdiction) in every jurisdiction in which the ownership of its property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
b.Authorization; Enforcement; Compliance with Other Instruments. The Company has the requisite corporate power and authority to execute the Transaction Documents, to issue and sell the Notes and the Warrant pursuant hereto, and to perform its obligations under the Transaction Documents, including issuing the Investor Shares on the terms set forth in this Agreement. The execution and delivery of the Transaction Documents by the Company and the issuance and sale of the Securities pursuant hereto, including without limitation the reservation of the Conversion Shares and the Warrant Shares for future issuance, have been duly and validly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, its shareholders or any other Person in connection therewith. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar Laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.
c.No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Notes and the Warrant hereunder will not (a) conflict with or result in a violation of the Company’s Certificate of Incorporation or Bylaws, (b) conflict with, or constitute a material default (or an event which, with notice or lapse of time or both, would become a material default) under, or give to others any right of termination, amendment, acceleration or cancellation of, any material agreement to which the Company or any of the Subsidiaries is a party, or (c) subject to the making of the filings referred to in Section 5, violate in any material respect any Law or any rule or regulation of the Trading Market applicable to the Company or any of the Subsidiaries or by which any of their properties or assets are bound or affected. Assuming the accuracy of the Investor’s representations in Section 4 and subject to the making of the filings referred to in Section 5, (i) no approval or authorization will be required from any governmental authority or agency, regulatory or self-regulatory agency or other third party (including the Trading Market) in connection with the issuance of the Notes and the Warrant and the other transactions contemplated by this Agreement (including the issuance of the Conversion Shares upon conversion of the Notes and the Warrant Shares upon the exercise of the Warrant) and (ii) the issuance of the Notes and the Warrant, and the issuance of the Conversion Shares upon the conversion of the Notes and the Warrant Shares upon exercise of the Warrant will be exempt from the registration and qualification requirements under the 1933 Act and all applicable state securities Laws.

d.Capitalization and Subsidiaries.
(i)The authorized Capital Stock of the Company consists of an unlimited number of Common Shares. As of the close of business on December 31, 2022, 68,632,075 Common Shares were issued and outstanding; and since December 31, 2022, and through the date of this Agreement, the Company has issued 6,955,610 additional Common Shares. As of December 31, 2022, (i) an aggregate of 2,727,241 Common Shares are issuable upon exercise of options granted under the Sphere 3D Corp. 2015 Performance Incentive Plan, of which 597,371 shares were exercisable as of December 31, 2022, 876,276 Common Shares are issuable upon vesting of restricted stock units and 392,382 additional shares are reserved for future issuance thereunder and (ii) 19,783,538 Common Shares are reserved for issuance upon exercise of outstanding warrants with exercise prices ranging from $0.60 to $9.50 per share. The Company has duly reserved up to 20,161,290 Common Shares for issuance upon conversion of the Notes and has duly reserved up to 6,382,979 Common Shares for issuance upon exercise of the Warrant. The Conversion Shares, when issued upon conversion of the Notes in accordance with their terms, and the Warrant Shares, if and when issued upon exercise of the Warrant in accordance with their terms, will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. No shares of the Company’s Capital Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. The Company’s Certificate of Incorporation and Bylaws on file on the SEC’s EDGAR website are true and correct copies of the Company’s Certificate of Incorporation and Bylaws as in effect as of the Closing Date. The Company is not in violation of any provision of its Certificate of Incorporation or Bylaws.
(ii)Schedule 3.4(b) lists each direct and indirect subsidiary of the Company (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary. No Subsidiary has any outstanding stock options, warrants or other instruments pursuant to which such Subsidiary may at any time or under any circumstances be obligated to issue any shares of its capital stock or other Equity Interests. Each Subsidiary is duly organized and validly existing in good standing under the laws of its jurisdiction of formation (if a good standing concept exists in such jurisdiction) and has all requisite power and authority to own its properties and to carry on its business as now being conducted.
(iii)Neither the Company nor any Subsidiary is bound by any agreement or arrangement pursuant to which it is obligated to register the sale of any securities under the 1933 Act. There are no outstanding securities of the Company or any of the Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem or purchase any security of the Company or any Subsidiary. There are no outstanding securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Notes, the Warrant or the Investor Shares. Neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.
(iv)The issuance and sale of any of the Securities will not obligate the Company to issue Common Shares or other securities, or to satisfy any related contractual obligations, to any other Person and will not result in the adjustment of the exercise, conversion, exchange, or reset price of any outstanding securities.
(v)As of the date of this Agreement, the Company has capacity under the rules and regulations of the Trading Market to issue up to 14,785,803 Common Shares (or securities convertible into or exercisable for Common Shares) without obtaining Shareholder Approval.
e.SEC Documents; Financial Statements.
(i)As of the Closing Date, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act for the two years preceding the Closing Date (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed prior to the Closing Date and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii)As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with International Financial Reporting Standards, and audited by a firm that is a member a member of the Public Companies Accounting Oversight Board consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto, or, in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Investor in connection with the Investor’s purchase of the Notes and the Warrant which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.
(iii)The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) reasonable controls to safeguard assets are in place and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
f.Litigation and Regulatory Proceedings. There are no material actions, causes of action, suits, claims, proceedings, inquiries or investigations (collectively, “Proceedings”) before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of the Subsidiaries, threatened against or affecting the Company or any of the Subsidiaries, the Common Shares or any other class of issued and outstanding shares of the Company’s Capital Stock, or any of the Company’s or the Subsidiaries’ officers or directors in their capacities as such and, to the knowledge of the executive officers of the Company, there is no reason to believe that there is any basis for any such Proceeding.
g.No Undisclosed Events, Liabilities or Developments. No event, development or circumstance has occurred or exists, or to the knowledge of the executive officers of the Company is reasonably anticipated to occur or exist that (a) would reasonably be anticipated to have a Material Adverse Effect or (b) would be required to be disclosed by the Company under applicable securities Laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Shares and which has not been publicly announced.
h.Compliance with Law. The Company and each of the Subsidiaries have conducted and are conducting their respective businesses in compliance in all material respects with all applicable Laws and are in compliance in all material respects with the rules and regulations of the Trading Market. The Company is not aware of any facts which could reasonably be anticipated to lead to have the effect of, delisting the Common Shares from the Trading Market, nor has the Company received any notification that the Trading Market is currently contemplating terminating such listing.
i.Employee Relations. Neither the Company nor any Subsidiary is involved in any union labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company’s employ or otherwise terminate such officer’s employment with the Company.
j.Intellectual Property Rights. The Company and each Subsidiary owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (collectively, “IP Rights”) necessary to conduct their respective businesses as now conducted. None of the material IP Rights of the Company or any of the Subsidiaries are expected to expire or terminate within three (3) years from the date of this Agreement. Neither the Company nor any Subsidiary is infringing, misappropriating or otherwise violating any IP Rights of any other Person. No claim has been asserted, and no Proceeding is pending, against the Company or any Subsidiary alleging that the Company or any Subsidiary is infringing, misappropriating or otherwise violating the IP Rights of any other Person, and, to the Company’s knowledge, no such claim or Proceeding is threatened, and the Company is not aware of any facts or circumstances which might give rise to any such claim or Proceeding. The Company and the Subsidiaries have taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of their material IP Rights.

k.Environmental Laws. Except, in each case, as would not be reasonably anticipated to have a Material Adverse Effect, the Company and the Subsidiaries (a) are in compliance with any and all applicable Laws relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, (b) have received and hold all permits, licenses or other approvals required of them under all such Laws to conduct their respective businesses and (c) are in compliance with all terms and conditions of any such permit, license or approval.
l.Title to Assets. The Company and the Subsidiaries have good and marketable title to all personal property owned by them which is material to their respective businesses, in each case free and clear of all liens, encumbrances and defects. Any real property and facilities held under lease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.
m.Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any of the Subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew all existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers.
n.Regulatory Permits. The Company and the Subsidiaries have in full force and effect all certificates, approvals, authorizations and permits from all regulatory authorities and agencies necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any Subsidiary has received any notice of Proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits with respect to which the failure to hold would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
o.No Materially Adverse Contracts, Etc. Neither the Company nor any of the Subsidiaries is (a) subject to any charter, corporate or other legal restriction, or any judgment, decree or order which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect or (b) a party to any contract or agreement which in the judgment of the Company’s management has or would reasonably be anticipated to have a Material Adverse Effect.
p.Taxes. The Company and the Subsidiaries each has made or filed, or caused to be made or filed, all United States federal and other material tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, required to be paid by it, regardless of whether such amounts are shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and for which it has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.
q.Solvency. After giving effect to the receipt by the Company of the proceeds from the transactions contemplated by this Agreement (a) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; and (b) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction.
r.Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
s.Certain Transactions. Other than as disclosed in the SEC Documents, there are no contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any director, officer or employee thereof on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.

t.No General Solicitation. Neither the Company, nor any of its Affiliates, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Notes or the Warrant pursuant to this Agreement.
u.Acknowledgment Regarding the Investor’s Purchase of the Notes and the Warrant. The Company’s Board of Directors has approved the execution of the Transaction Documents and the issuance and sale of the Notes and the Warrant, based on its own independent evaluation and determination that the terms of the Transaction Documents are reasonable and fair to the Company and in the best interests of the Company and its stockholders. The Company is entering into this Agreement and is issuing and selling the each of the Note and the Warrant voluntarily and without economic duress. The Company has had independent legal counsel of its own choosing review the Transaction Documents and advise the Company with respect thereto. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Note sand the Warrants and the transactions contemplated hereby and that neither the Investor nor any person affiliated with the Investor is acting as a financial advisor to, or a fiduciary of, the Company (or in any similar capacity) with respect to execution of the Transaction Documents or the issuance of the Notes and the Warrant or any other transaction contemplated hereby.
v.Brokers’, Finders’ or Other Advisory Fees or Commissions. Except as set forth on Exhibit D, no brokers, finders or other similar advisory fees or commissions will be payable by the Company or any Subsidiary or by any of their respective agents with respect to the issuance of the Notes or any of the other transactions contemplated by this Agreement.
w.OFAC. None of the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company and/or any Subsidiary has been or is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use any proceeds received from the Investor, or lend, contribute or otherwise make available such proceeds to its Subsidiaries or to any affiliated entity, joint venture partner or other person or entity, to finance any investments in, or make any payments to, any country or person currently subject to any of the sanctions of the United States administered by OFAC.
x.No Foreign Corrupt Practices. None of the Company or any of the Subsidiaries has, directly or indirectly: (a) made or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any governmental authority of any jurisdiction except as otherwise permitted under applicable Law; or (b) made any contribution to any candidate for public office, in either case, where either the payment or the purpose of such contribution, payment or gift was, is, or would be prohibited under the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder or under any other legislation of any relevant jurisdiction covering a similar subject matter applicable to the Company or its Subsidiaries and their respective operations and the Company has instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with such legislation.
y.Anti-Money Laundering. The operations of each of the Company and the Subsidiaries are and have been conducted at all times in compliance with all applicable anti-money laundering laws, regulations, rules and guidelines in its jurisdiction of incorporation and in each other jurisdiction in which such entity, as the case may be, conducts business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority involving the Company or its Subsidiaries with respect to any of the Money Laundering Laws is, to the knowledge of the Company, pending, threatened or contemplated.
z.No Other Representations.    Except for the representations and warranties set forth in this Agreement and in other Transaction Documents, the Company makes no other representations or warranties to the Investor.
aa.Disclosure. The Company confirms that neither it, nor to its knowledge, any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosures provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
4.REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor represents and warrants to the Company as follows:
a.Organization and Qualification. The Investor is a company, duly formed and validly existing in good standing under the laws of the British Virgin Islands.
b.Authorization; Enforcement; Compliance with Other Instruments. The Investor has the requisite power and authority to enter into this Agreement, to purchase the Notes and the Warrant and to perform its obligations under the Transaction Documents. The execution and delivery of the Transaction Documents to which it is a party have been duly and validly authorized by the Investor’s governing body and no further consent or authorization is required. The Transaction Documents to which it is a party have been duly and validly executed and delivered by the Investor and constitute valid and binding obligations of the Investor, enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.
c.No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Investor and the purchase of the Notes and the Warrant by the Investor will not (a) conflict with or result in a violation of the Investor’s organizational documents, (b) conflict with, or constitute a material default (or an event which, with notice or lapse of time or both, would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Investor is a party, or (c) violate in any material respect any Law applicable to the Investor or by which any of the Investor’s properties or assets are bound or affected. No approval or authorization will be required from any governmental authority or agency, regulatory or self-regulatory agency or other third party in connection with the purchase of the Notes and the Warrant and the other transactions contemplated by this Agreement.
d.Investment Intent; Accredited Investor. The Investor is purchasing the Notes and the Warrant for its own account, for investment purposes, and not with a view towards distribution. The Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D of the 1933 Act. The Investor has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (a) evaluating the merits and risks of an investment in the Notes, the Warrant and the Investor Shares and making an informed investment decision, (b) protecting its own interests and (c) bearing the economic risk of such investment for an indefinite period of time.
e.No Other Representations.    Except for the representations and warranties set forth in this Agreement and in other Transaction Documents, the Investor makes no other representations or warranties to the Company.
5.OTHER AGREEMENTS OF THE PARTIES.
a.Legends, etc.
(i)Securities may only be disposed of pursuant to an effective registration statement under the 1933 Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the 1933 Act, and in compliance with any applicable state securities laws.
(ii)Certificates evidencing the Securities will contain the following legend, so long as is required by this Section 5.1(b) or Section 5.1(c):
[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. [THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] [THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities, in accordance with applicable securities laws, pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the Company’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the 1933 Act or other applicable provision of the 1933 Act to appropriately amend the list of selling stockholders thereunder.
(iii)Certificates evidencing the Investor Shares shall not contain any legend (including the legend set forth in Section 5.1(b)): (i) while a Registration Statement is effective under the 1933 Act, (ii) following any sale of such Investor Shares pursuant to Rule 144, (iii) while such Investor Shares are eligible for sale without restriction under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the 1933 Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). The Company shall cause its counsel to issue any legal opinion or instruction required by the Company’s transfer agent to comply with the requirements set forth in this Section. At such time as a legend is no longer required for the Investor Shares under this Section 5.1(c), the Company will, no later than three (3) Business Days following the delivery by the Investor to the Company or the Company’s transfer agent of a certificate representing Investor Shares containing a restrictive legend (such third Business Day, the “Legend Removal Date”), deliver or cause to be delivered to the Investor a certificate representing such Investor Shares that is free from all restrictive and other legends. In addition to any other remedies available to the Investor, the Company shall pay to the Investor, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Investor Shares (based on the VWAP of the Common Shares on the date such Investor Shares are submitted to the Company or the Company’s transfer agent) delivered for removal of the restrictive or other legend, $5 per Trading Day for each Trading Day after the Legend Removal Date until such Investor Shares are delivered without a legend.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section except as it may reasonably determine are necessary or appropriate to comply or to ensure compliance with those applicable laws that are enacted or modified after the Closing.
b.Furnishing of Information. As long as the Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act. As long as the Investor owns the Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) such information as is required for the Investor to sell the Investor Shares under Rule 144. The Company further covenants that it will take such further action as any holder of the Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Investor Shares without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 or other applicable exemptions.
c.Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to the Investor, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market that would require, under the rules of the Trading Market, the Shareholder Approval.
d.Notification of Certain Events. The Company shall give prompt written notice to the Investor of (a) the occurrence or non-occurrence of any Event, the occurrence or non-occurrence of which would render any representation or warranty of the Company contained in this Agreement or any other Transaction Document, if made on or immediately following the date of such Event, untrue or inaccurate in any material respect, (b) the occurrence of any Event that, individually or in combination with any other Events, has had or could reasonably be expected to have a Material Adverse Effect, (c) any failure of the Company to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder or any Event that would otherwise result in the nonfulfillment of any of the conditions to the Investor’s obligations hereunder, (d) any written notice or other written communication from any Person alleging that the consent of such Person is or may be required in connection with the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or (e) any Proceeding pending or, to the Company’s knowledge, threatened against a party relating to the transactions contemplated by this Agreement or any other Transaction Document.

e.Available Stock. The Company shall at all times keep authorized and reserved and available for issuance, free of preemptive rights, such number of Common Shares as are issuable upon repayment or conversion in full of the Notes and exercise in full of the Warrant at any time. If the Company determines at any time that it does not have a sufficient number of authorized Common Shares to reserve and keep available for issuance as described in this Section 5.5, the Company shall use all commercially reasonable efforts to increase the number of authorized Common Shares by seeking Shareholder Approval for the authorization of such additional shares.
f.Use of Proceeds. The Company will use the proceeds from the sale of the Notes and the Warrant to pay expenses relating to the tranactions contemplated hereunder and for growth capital.
g.Repayment of Indebtedness. The Company shall not make any voluntary cash prepayments on any Indebtedness at any time while any amounts are owing under the Notes other than cash payments the Company is required to make pursuant to the express terms thereof existing on the date hereof.
h.Intercreditor Agreement. In the event that the Company or any Subsidiary incurs debt or issues convertible debt securities to a seller as partial consideration paid to such seller in connection with an Acquisition, unless otherwise waived in writing by the Investor, as a condition to consummation of such Acquisition, the holder of such debt or convertible debt securities shall enter into an intercreditor agreement with the Company and the Investor on terms reasonably satisfactory to the Investor.
i.Prohibited Transactions; Financings Prior to Shareholder Approval.
(i)The Company hereby covenants and agrees not to enter into any Prohibited Transactions without the Investor’s prior written consent, until the later of (a) thirty (30) days after such time as the Notes have been repaid in full, as applicable, and/or have been converted into Conversion Shares and (b) the date on which the Investor ceases to hold any Common Shares or have the right to acquire any Common Shares pursuant to the Notes.
(ii)Notwithstanding any other provisions set forth in the Transaction Documents, except for Exempted Securities, the Company hereby covenants and agrees not to issue any debt securities, or otherwise incur any Indebtedness for a period beginning on the date hereof and ending on the date that the Shareholder Approval has been obtained; provided that no issuance of Common Shares or Common Share Equivalents may be made by the Company that is otherwise not permitted by the terms of the Transaction Documents or, until the date of the Shareholder Approval, that is at an effective price per share that is less than the Fixed Price (as defined in the Notes).
j.Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby (the “Press Release”), and shall, within two (2) days following the date hereof, file a Report on Form 8-K (the “Form 8-K”) disclosing the material terms of the transactions contemplated hereby and including this Agreement as an exhibit thereto; provided, that the Company may not issue the Press Release without the Investor’s prior written consent. The Company shall provide a copy of the draft Form 8-K to the Investor for review prior to release and the Company shall incorporate the Investor’s reasonable comments. The Company shall not issue any press release nor otherwise make any such public statement regarding the Investor or the Transaction Documents without the prior written consent of the Investor, except if such disclosure is made in a manner consistent with the Press Release or Form 8-K, or is required by law, in which case the Company shall (a) ensure that such disclosure is restricted and limited in content and scope to the maximum extent permitted by Law to meet the relevant disclosure requirement and (b) provide a copy of the proposed disclosure to the Investor for review prior to release and the Company shall incorporate the Investor’s reasonable comments. Following the execution of this Agreement, the Investor and its Affiliates and/or advisors may place announcements on their respective corporate websites and in financial and other newspapers and publications (including, without limitation, customary “tombstone” advertisements) describing the Investor’s relationship with the Company under this Agreement in a manner consistent with the Press Release or Form 8-K and including the name and corporate logo of the Company. Notwithstanding anything herein to the contrary, to comply with United States Treasury Regulations Section 1.6011-4(b)(3)(i), each of the Company and the Investor, and each employee, representative or other agent of the Company or the Investor, may disclose to any and all persons, without limitation of any kind, the U.S. federal and state income tax treatment, and the U.S. federal and state income tax structure, of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure insofar as such treatment and/or structure relates to a U.S. federal or state income tax strategy provided to such recipient.
k.Indemnification of the Investor. Subject to the provisions of this Section 5.11, the Company will indemnify and hold the Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other

Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against the Investor Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Investor Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor Party may have with any such stockholder or any violations by such Investor Party of state or federal securities laws or any conduct by such Investor Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct), (c) any misrepresentation made by the Company in any Transaction Document or in any SEC Document, (d) any omission to state any material fact necessary in order to make the statements made in any SEC Document, in light of the circumstances under which they were made, not misleading, or (e) any Proceeding before or by any court, public board, government agency, self-regulatory organization or body based upon, or resulting from the execution, delivery, performance or enforcement of any of the Transaction Documents or the consummation of the transactions contemplated thereby, and whether or not an Investor Party is party thereto by claim, counterclaim, crossclaim, as a defendant or otherwise, or if such Proceeding is based upon, or results from, any of the items set forth in clauses (a) through (e) above. If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by a Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 5.11 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Party against the Company or others and any liabilities the Company may be subject to pursuant to law. The provisions of this Section 5.11 shall survive the termination or expiration of this Agreement.
l.Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Investor or its agents or counsel with any information that the Company believes constitutes material, non-public information. To the extent the Company provides the Investor with material, non-public information, the Company shall publicly disclose such information within forty-eight (48) hours of providing the information to the Investor; provided, however, in the event that such material non-public information is provided to Investor pursuant to Section 10, the Company shall publicly disclose such information within five (5) Business Days of providing the information to the Investor. The Company understands and confirms that the Investor shall be relying on the foregoing representation in effecting transactions in securities of the Company.
m.Shareholder Approval. The Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) as promptly as possible follow the date hereof but in no event later than June 30th, 2023, for the purpose of obtaining the Shareholder Approval. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Shareholder Approval until the date the Shareholder Approval is obtained.
n.Listing of Securities. The Company shall: (a) in the time and manner required by each Trading Market on which the Common Shares are listed, prepare and file with such Trading Market a Listing of Additional Shares form covering the Investor Shares, (b) take all steps necessary to cause such shares to be approved for listing on each Trading Market on which the Common Shares are listed as soon as possible thereafter, (c) provide to the Investor evidence of such Trading Market’s completion of review of the Listing of Additional Shares form, and (d) maintain the listing of such shares on each such Trading Market.

o.Antitrust Notification. If the Investor determines, in its sole judgment and upon the advice of counsel, that the issuance of the Notes, the Warrant or the Investor Shares pursuant to the terms hereof would be subject to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the Company shall file as soon as practicable after the date on which the Company receives notice from the Investor of the applicability of the HSR Act and a request to so file with the United States Federal Trade Commission and the United States Department of Justice the notification and report form required to be filed by it pursuant to the HSR Act in connection with such issuance.
p.Leak-Out. The Investor covenants and agrees that for so long as any Note remains outstanding it shall not sell in any week in excess of twenty-five (25%) of the aggregate trading value of the Common Shares on the Trading Market in the preceding week.
q.Share Transfer Agent. The Company has informed the Investor of the name of its share transfer agent and represents and warrants that the transfer agent participates in the Depository Trust Company Fast Automated Securities Transfer program. The Company shall not change its share transfer agent without the prior written consent of the Investor.
r.Tax Treatment. The Investor and the Company agree that for U.S. federal income tax purposes, and applicable state, local and non-U.S. income tax purposes, the Notes are not intended to be, and shall not be, treated as indebtedness. Neither the Investor nor the Company shall take any contrary position on any tax return, or in any audit, claim, investigation, inquiry or proceeding in respect of taxes, unless otherwise required pursuant to a final determination within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended, or any analogous provision of applicable state, local or non-U.S. law.
s.Set-Off.
(i)The Investor may set off any of its obligations to the Company (whether or not due for payment), against any of the Company’s obligations to the Investor (whether or not due for payment) under this Agreement and/or any other Transaction Document.
(ii)The Investor may do anything necessary to effect any set-off undertaken in accordance with this Section 5.16 (including varying the date for payment of any amount payable by the Investor to the Company).
6.CLOSING CONDITIONS
a.Conditions Precedent to the Obligations of the Investor. The obligations of the Investor to fund the Notes and acquire the Warrant are subject to the satisfaction or waiver by the Investor, at or before the Closing of each of the following conditions:
(i)Required Documentation. The Company must have delivered to the Investor (i) a duly executed certificate of an officer of the Company and each Subsidiary appending thereto (A) copies of duly executed resolutions or consents, of the directors, members or manager, as applicable, approving and consenting to such party’s execution, performance of its obligations under the Transaction Documents and the transaction contemplated thereby, (B) a certificate of good standing or equivalent document dated no more than five days prior to the date hereof, in respect of such party, (C) true and correct copies of the organizational documents of such party, and (D) incumbency signatures of such part, and (ii) copies of each Transaction Document, duly executed by the Company, the Subsidiaries or the Transfer Agent, as applicable;
(ii)Consents and Permits. The Company must have obtained and delivered to the Investor copies of all necessary permits, approvals, and registrations necessary to effect this Agreement, the Transaction Documents and any of the transactions contemplated hereby or thereby, including pursuant to Section 3.14 of this Agreement;
(iii)Trading Market Approval. The Company shall have submitted a Listing of Additional Shares Notification Form with the Trading Market relating to the issuance of the Notes, the Warrant, and, upon conversion of the Notes, the Conversion Shares, and upon exercise of the Warrant, the applicable Warrant Shares;
(iv)No Event(s) of Default. The Investor must be of the reasonable opinion that no Event of Default has occurred and no Event of Default would result from the execution of this Agreement or any of the Transaction Documents or the transactions contemplated hereby or thereby;

(v)Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;
(vi)Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;
(vii)No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;
(viii)No Suspensions of Trading in Common Shares; Listing. Trading in the Common Shares shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one day on which the Trading Market is open solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Shares shall have been at all times since such date listed for trading on a Trading Market;
(ix)Limitation on Beneficial Ownership. The issuance of the Notes and the Warrant shall not cause the Investor Group to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of a number of Equity Interests of a class that is registered under the 1934 Act which exceeds the Maximum Percentage of the Equity Interests of such class that are outstanding at such time;
(x)Funds Flow Request. The Company shall have delivered to the Investor a flow of funds request, substantially in the form set out in Exhibit D;
(xi)Material Adverse Effect. In the commercially reasonable opinion of the Investor, no Material Adverse Effect shall have occurred in respect of the Company, or the Company and its Subsidiaries taken as a whole;
(xii)Collateral Value. In the commercially reasonable opinion of the Investor, as of the issuance of such Note there shall be sufficient Minimum Collateral Value;
(xiii)Opinion of Counsel. Opinions of counsel to the Company and/or its Subsidiaries in form and substance acceptable to Investor shall have been issued; and
(xiv)Registration Statement. Solely in respect of the issuance of the second Note hereunder, the Registration Statement shall have been declared effective in accordance with Section 9.1(c).
b.Conditions Precedent to the Obligations of the Company. The obligations of the Company to issue the Notes and the Warrant are subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:
(i)Representations and Warranties. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;
(ii)Performance. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Closing; and
(iii)No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
7.EVENTS OF DEFAULT
a.Events of Default. The occurrence of any of the following events shall be an “Event of Default” under this Agreement:
(i)an Event of Default (as defined in the Notes);

(ii)any of the representations or warranties made by the Company or any of its agents, officers, directors, employees or representatives in any Transaction Document or public filing being inaccurate, false or misleading in any material respect, as of the date as of which it is made or deemed to be made, including as of the Closing Date, or any certificate or financial or other written statements furnished by or on behalf of the Company to the Investor or any of its representatives, is inaccurate, false or misleading, in any material respect, as of the date as of which it is made or deemed to be made, including as of the Closing Date; or
(iii)a failure by the Company to comply with any of its covenants or agreements set forth in this Agreement, including those set forth in Section 9.
b.Investor Right to Investigate an Event of Default. If in the Investor’s reasonable opinion, an Event of Default has occurred, or is or may be continuing:
(i)the Investor may notify the Company that is wishes to investigate such purported Event of Default;
(ii)the Company shall cooperate with the Investor in such investigation;
(iii)the Company shall comply with all reasonable requests made by the Investor to the Company in connection with any investigation by the Investor and shall (i) provide all information requested by the Investor in relation to the Event of Default to the Investor; provided that the Investor agrees that any materially price sensitive information and/or non-public information will be subject to confidentiality, and (ii) provide all such requested information within three (3) Business Days of such request; and
(iv)the Company shall pay all reasonable costs incurred by the Investor in connection with any such investigation.
c.Remedies Upon an Event of Default
(i)If an Event of Default occurs pursuant to Section 7.1(a), the Investor shall have such remedies as are set forth in the Notes.
(ii)If an Event of Default occurs pursuant to Section 7.1(b) or Section 7.1(c) and is not remedied within (i) two (2) Business Days for an Event of Default occurring by the Company’s failure to comply with Section 7.1(c), or (ii) five (5) Business Days for an Event of Default occurring pursuant to Section 7.1(b), the Investor may declare, by notice to the Company, effective immediately, all outstanding obligations by the Company under the Transaction Documents to be immediately due and payable in immediately available funds and the Investor shall have no obligation to consummate any Closing or to accept the conversion of the Notes into Conversion Shares.
8.TERMINATION
a.Events of Termination. Prior to the occurrence of the Closing, this Agreement:
(i)may be terminated:
(1)by the Investor on the occurrence or existence of a Securities Termination Event or a Change of Control; and
(2)by either Party, by written notice to the other Party, effective immediately, if the initial Closing has not occurred within twenty (20) Business Days of the date specified by this Agreement or such later date as the Company and the Investor agree in writing, provided that the right to terminate this Agreement under this Section 8.1(a)(iii) is not available to any party that is in material breach of or material default under this Agreement or whose failure to fulfill any obligation under this Agreement has been the principal cause of, or has resulted in the failure of the Closing to occur; or
(3)by the Investor, in accordance with Section 7.3(b).

b.Effect of Termination.
(i)Subject to Section 8.2(b), each party’s right of termination under Section 8.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies.
(ii)If the Investor terminates this Agreement under Section 8.1(a)(i):
(1)the Investor may declare, by notice to the Company, all outstanding obligations by the Company under the Transaction Documents to be due and payable without presentment, demand, protest or any other notice of any kind all of which are expressly waived by the Company, anything to the contrary contained in this Agreement or in any other Transaction Document notwithstanding; and
(iii)Nothing in this Agreement will be deemed to release the Purchaser from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other Party of its obligations under this Agreement.
9.REGISTRATION RIGHTS
a.Registration.
(i)Registration Statement. Promptly, but in any event no later than thirty (30) days from the date of this Agreement, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Investor Shares or a prospectus supplement, as applicable. The foregoing Registration Statement shall be filed on Form S-1 or Form S-3 or any successor forms thereto. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Investor and its counsel at least five (5) Business Days prior to its filing or other submission and the Company shall incorporate all reasonable comments provided by the Investor or its counsel.
(ii)Expenses. Except as otherwise expressly provided herein, the Company will pay all fees and expenses incident to the performance of or compliance with this Section 9, including all fees and expenses associated with effecting the registration of the Investor Shares, including all filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Investor Shares for sale under applicable state securities laws, listing fees, fees and expenses of one counsel to the Investor and the Investor’s reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Investor Shares being sold.
(iii)Effectiveness. The Company shall use its best efforts to have the Registration Statement declared effective as soon as practicable after filing thereof but in no event later than the date that is sixty (60) days following the initial Closing Date, or if the Company receives comments from SEC in respect of the Registration Statement ninety (90) days following the initial Closing Date. The Company shall notify the Investor by e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective and shall simultaneously provide the Investor with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.
(iv)Piggyback Registration Rights. If the Company at any time determines to file a registration statement under the 1933 Act to register the offer and sale, by the Company, of Common Shares (other than (x) on Form S-4 or Form S-8 under the 1933 Act or any successor forms thereto, (y) an at-the-market offering, or (z) a registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement), the Company shall, as soon as reasonably practicable, give written notice to the Investor of its intention to so register the offer and sale of Common Shares and, upon the written request, given within five (5) Business Days after delivery of any such notice by the Company, of the Investor to include in such registration the Investor Shares (which request shall specify the number of Investor Shares proposed to be included in such registration), the Company shall cause all such Investor Shares to be included in such registration statement on the same terms and conditions as the Common Shares otherwise being sold pursuant to such registered offering.
b.Company Obligations. The Company will use its best efforts to effect the registration of the Investor Shares in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(i)use its best efforts to cause the Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the first date on which all Investor Shares are either covered by the Registration Statement or may be sold without restriction, including volume or manner-of-sale restrictions, pursuant to Rule 144 or have been sold by the Investor (the “Effectiveness Period”) and advise the Investor in writing when the Effectiveness Period has expired;
(ii)prepare and file with the SEC such amendments and post-effective amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Investor Shares covered thereby;
(iii)provide copies to and permit counsel designated by the Investor to review all amendments and supplements to the Registration Statement no fewer than two (2) Business Days prior to its filing with the SEC and not file any document to which such counsel reasonably objects;
(iv)furnish to the Investor and its legal counsel, without charge, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to the Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Investor Shares that are covered by the related Registration Statement;
(v)immediately notify the Investor of any request by the SEC for the amending or supplementing of the Registration Statement or Prospectus or for additional information;
(vi)use its commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment and notify the Company of the issuance of any such order and the resolution thereof, or its receipt of notice of the initiation or threat of any proceeding for such purpose;
(vii)prior to any public offering of Investor Shares, use its commercially reasonable efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification of such Investor Shares for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investor and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Investor covered by the Registration Statement and the Company shall promptly notify the Investor of any notification with respect to the suspension of the registration or qualification of any of such Investor Shares for sale under the securities or blue sky laws of such jurisdictions or its receipt of notice of the initiation or threat of any proceeding for such purpose;
(viii)immediately notify the Investor, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Registration Statement or Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances in which they were made), and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Registration Statement or Prospectus as may be necessary so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of such Prospectus, in light of the circumstances in which they were made);
(ix)otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act;

(x)hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to complete the Registration Statement or to avoid or correct a misstatement or omission in the Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, and upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information; and
(xi)take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of all Investor Shares pursuant to the Registration Statement.
c.Indemnification.
(i)Indemnification by the Company. The Company will indemnify and hold harmless the Investor Parties, from and against any Losses to which they may become subject under the 1933 Act or otherwise, arising out of, relating to or based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus, final Prospectus or other document, including any Blue Sky Application (as defined below), or any amendment or supplement thereof or any omission or alleged omission of a material fact required to be stated therein or, in the case of the Registration Statement, necessary to make the statements therein not misleading or, in the case of any preliminary Prospectus, final Prospectus or other document, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; (ii) any Blue Sky Application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Investor Shares under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) any violation or alleged violation by the Company or its agents of the 1933 Act, the 1934 Act or any similar federal or state law or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to any action or inaction required of the Company in connection with the registration or the offer or sale of the Investor Shares pursuant to any Registration Statement; or (iv) any failure to register or qualify the Investor Shares included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on the Investor’s behalf and will reimburse the Investor Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating, preparing or defending any such Losses; provided, however, that the Company will not be liable in any such case if and to the extent, but only to the extent, that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor or any such controlling Person in writing specifically for use in such Registration Statement or Prospectus.
(ii)Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim, action, suit or proceeding with respect to which it seeks indemnification following such Person’s receipt of, or such Person otherwise become aware of, the commencement of such claim, action, suit or proceeding and (ii) permit such indemnifying party to assume the defense of such claim, action, suit or proceeding with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure or delay of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure or delay to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(iii)Contribution. If for any reason the indemnification provided for in the preceding paragraph (a) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section are in addition to any other rights or remedies that any indemnified party may have under applicable law, by separate agreement or otherwise.
d.Effect of Failure to File and Maintain Effectiveness of any Registration Statement. In addition to any other remedies provided under the Transaction Documents, if (i) the Registration Statement covering the resale of all of the Investor Shares required to be covered thereby and required to be filed by the Company pursuant to Section 9.1 is not filed with the SEC on or before the Filing Deadline (a “Filing Failure”), (ii) on any day after the effective date of a Registration Statement sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the Common Shares on a Trading Market, or a failure to register a sufficient number of Common Shares or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), other than the period of time where the Registration Statement is not effective due to a post-effective amendment filing to the Registration Statement after an Annual Report on Form 10-K is filed, or (iii) if the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (a “Current Public Information Failure”) as a result of which the Investor is unable to sell those Investor Shares included in such Registration Statement without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the underlying Common Shares (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Investor Shares relating to such Registration Statement an amount in cash equal to one and one half percent (1.5%) of the Outstanding Principal Amount (I) on the date of such Filing Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) a Maintenance Failure until such Maintenance Failure is cured; and (III) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for periods totaling less than thirty (30) days). The payments to which a holder of Investor Shares shall be entitled pursuant to this Section 9.4 are referred to herein as “Registration Delay Payments.” Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirty (30) day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Trading Day after such cure. Notwithstanding the foregoing, (i) no single event or failure with respect to a particular Registration Statement shall give rise to more than one type of Registration Delay Payment with respect to such Registration Statement, (ii) no Registration Delay Payments shall be owed to the Investor (with respect to any period during which all of Investor Shares may be sold by the Investor without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) with respect to any Investor Shares excluded from a Registration Statement by election of the Investor.
10.RIGHTS TO FUTURE STOCK ISSUANCES OR TO PARTICIPATE IN ANY DEBT FINANCING. Subject to the terms and conditions of this Section 10 and applicable securities laws, if at any time prior to date that is twelve (12) months following the second Closing or if no second Closing has occurred, the first Closing, the Company proposes to enter into any debt financing (a “Subsequent Financing”), the Company shall first offer the Investor the opportunity to provide one hundred percent (100%) of such financing. The Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate among itself and its Affiliates.

a.The Company shall give notice (the “Offer Notice”) to the Investor, stating (a) its bona fide intention to enter into such debt financing, (b) the amount of such financing, and (c) the price and terms, if any, upon which it proposes to enter into such debt financing.

b.By notification to the Company within five (5) Business Days after the date the Offer Notice is given (the “Notice Termination Time”), the Investor may elect to provided one hundred (100%) of such debt financing. If the Company receives no such notice from the Investor as of such Notice Termination Time, the Investor shall be deemed to have notified the Company that it does not elect to participate in such Subsequent Financing. The closing of any sale or debt financing pursuant to this Section 9 shall occur within ten (10) days of the date that the Offer Notice is given and the date of the initial sale of debt financing pursuant to Section 10.3.

c.The Company may, during the five (5) day period following the expiration of the period provided in Section 10.2, offer and sell the remaining portion of such debt financing to any Person or Persons at a price not less than, and/or upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the debt financing within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such debt financing shall not be consummated unless first reoffered to the Investors in accordance with this Section 10.

d.The right of first offer in this Section 10 shall not be applicable to Exempted Securities, or securities of the Company issued in a public offering.

11.GENERAL PROVISIONS
a.Fees and Expenses. At the Closing, the Company shall reimburse the Investor $35,000 in respect of legal fees owing to Investor’s counsel, Lucosky Brookman LLP in connection with the preparation of the Transaction Documents, it being understood that Lucosky Brookman LLP has not rendered any legal advice to the Company in connection with the transactions contemplated hereby and that the Company has relied for such matters on the advice of its own counsel. Except as specified above, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Notes and the Warrant.
b.Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 5:00 p.m. (New York time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section on a day that is not a Business Day or later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:
If to the Company:
Sphere 3D Corp.
895 Don Mills Road, Bldg. 2, Suite 900
Toronto, Ontario, M3C 1W3, Canada
Telephone:
Email:
Attention:
With a copy (which shall not constitute notice) to:
Pryor Cashman LLP
7 Times Square
New York, NY 10036
Telephone: (212) 326-0846
Email: Ali.Panjwani@PRYORCASHMAN.com
Attention: Ali Panjwani
If to the Investor:
LDA Capital Limited
Commerce House, Wickhams Cay 1, P.O. Box 3140, Road Town, Tortola, British Virgin Islands VG 1110
Telephone: (323) 471 4317
Email: wbaker@ldacap.com; aromano@ldacap.com
Attention: Warren Baker and Anthony Romano

With a copy (which shall not constitute notice) to:
LDA Capital LLC
122 South Robertson Blvd
Suite 200A
Los Angeles, CA 90048
Email: wbaker@ldacap.com; aromano@ldacap.com
Attention: Warren Baker and Anthony Romano
Lucosky Brookman LLP
101 Wood Avenue South
Fifth Floor
Woodbridge, NJ
Telephone: (732) 395-4400
Email: sbrookman@lucbro.com
Attention: Seth Brookman
or such other address as may be designated in writing hereafter, in the same manner, by such Person.
c.Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.
d.Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.
e.Jurisdiction and Venue. Any action, proceeding or claim arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The Company and the Investor irrevocably submit to the jurisdiction of such courts, which jurisdiction shall be exclusive, and hereby waive any objection to such exclusive jurisdiction or that such courts represent an inconvenient forum. The prevailing party in any such action shall be entitled to recover its reasonable and documented attorneys’ fees and out-of-pocket expenses relating to such action or proceeding.
f.WAIVER OF RIGHT TO JURY TRIAL. THE COMPANY AND THE INVESTOR HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.
g.Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.
h.Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
i.Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
j.Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

k.Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Company and the Investor and their respective successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investor” and such transferee is an accredited investor.
l.No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
m.Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
n.Counterparts. This Agreement may be executed in two identical counterparts, both of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Signature pages delivered by facsimile or e-mail shall have the same force and effect as an original signature.
o.Specific Performance. The Company acknowledges that monetary damages alone would not be adequate compensation to the Investor for a breach by the Company of this Agreement and the Investor may seek an injunction or an order for specific performance from a court of competent jurisdiction if (a) the Company fails to comply or threatens not to comply with this Agreement or (b) the Investor has reason to believe that the Company will not comply with this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first set forth above.

COMPANY:                            INVESTOR:

SPHERE 3D CORP.        LDA CAPITAL LIMITED

By:                                By:
Name:     Patricia Trompeter                         Name: Warren Baker
Title: Chief Executive Officer                        Title: Managing Partner

EXHIBIT A

FORM OF NOTE

[See attached]

EXHIBIT B

FORM OF WARRANT

[See attached]

EXHIBIT C

FORM OF SECURITY AGREEMENT

[See attached]

EXHIBIT D

FLOW OF FUNDS REQUEST

Sphere 3D Corp. – Securities Purchase Agreement – Flow of Funds Request

In connection with the Securities Purchase Agreement, dated April 17, 2023 (the “Agreement”) between Sphere 3D Corp. (the “Company”) and LDA Capital Limited (the “Investor”), the Company irrevocably authorizes the Investor to distribute such funds as set out below, in the manner set out below, at the Closing.

Capitalized terms used but not otherwise defined in this letter will have the meaning given to such terms in the Agreement.

Item	Amount
Closing	$[•]
Commitment Fee	$[•]
Total	$[•]

Please transfer the net amount of US $[•] due at the Closing, to the following bank account:

Routing #:    [•]
Account #    [•]
FBO:         [•]
        [•]
        [•]
Bank:        [•]
        [•]
[•]

Yours sincerely,

SPHERE 3D CORP.

By:
Name:
Title:

Attachment C - LDA Note
THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
SPHERE 3D CORP.
Senior Convertible Promissory Note
due April 17, 2025
Note No. 2023-1        $1,000,000.00
Dated: April 17, 2023 (the “Issuance Date”)
    For value received, Sphere 3d Corp., a Canadian corporation (the “Maker” or the “Company”), hereby promises to pay to the order of LDA Capital Limited, a British Virgin Islands company (together with its successors and representatives, the “Holder”), in accordance with the terms hereinafter provided, the principal amount of ONE MILLION DOLLARS ($1,000,000.00) (the “Principal Amount”).

All payments under or pursuant to this Convertible Promissory Note (this “Note”) shall be made in United States Dollars in immediately available funds, except as otherwise provided herein, to the Holder at the address of the Holder set forth in the Purchase Agreement (as hereinafter defined) or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder’s account, instructions for which are attached hereto as Exhibit A. The outstanding principal balance of this Note shall be due and payable on April 17, 2025 (the “Maturity Date”) or at such earlier time as provided herein; provided, that the Holder, in its sole discretion, may extend the Maturity Date to any date after the original Maturity Date. In the event that the Maturity Date shall fall on Saturday or Sunday, such Maturity Date shall be the next succeeding Business Day. All calculations made pursuant to this Note shall be rounded down to three decimal places.
ARTICLE 1
1.aPurchase Agreement. This Note has been executed and delivered pursuant to the Securities Purchase Agreement, dated as of April 17, 2023 (as the same may be amended from time to time, the “Purchase Agreement”), by and between the Maker and the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.
1.bInterest; Interest Rate.
1.2.iInterest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months and shall be payable quarterly in arrears on each Interest Date or otherwise in accordance with the terms of this Note.
1.2.iiInterest on this Note shall accrue at the Interest Rate and shall be payable, in cash. From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to fifteen percent (15.0%) per annum (the “Default Rate”). In the event that such Event of Default is subsequently cured (and no other Event of Default then exists, including, without limitation, for the Company’s failure to pay such Interest at the Default Rate on the applicable Interest Date), the adjustment referred to in the preceding sentence shall cease to be effective as of the calendar day immediately following the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of such cure of such Event of Default.

1.cPrincipal Installment Payments. Commencing on the date that is twelve months from the Issuance Date, the Maker shall pay to the Holder the Outstanding Principal Amount hereunder in twelve (12) consecutive monthly installments, on such date and each one (1) month anniversary thereof (each, a “Payment Date” and collectively the “Monthly Payments”), an amount equal to Eighty Three Thousand Three Hundred Thirty Three and 34/100 Dollars ($83,333.34), until the Outstanding Principal Amount has been paid in full prior to or on the Maturity Date or, if earlier, upon acceleration, conversion or redemption of this Note in accordance with the terms herein. The Monthly Payments shall, at the Holder’s option, be made in (i) cash, (ii) Repayment Shares, or (iii) a combination of cash and Repayment Shares; provided that the number of Repayment Shares shall be determined by dividing the Principal Amount being paid in Common Shares by the Repayment Share Price; provided, however, that no portion of the Principal Amount may be paid in Repayment Shares unless such Repayment Shares (A) may be immediately resold under Rule 144 without restriction on the number of shares to be sold or manner of sale, or (B) are registered for resale under the 1933 Act and the registration statement is in effect and lawfully usable to effect immediate sales of such Repayment Shares. The Holder must provide advance written notice to the Company of whether it will elect to receive a Monthly Payment in cash, Repayment Shares or a combination thereof three (3) Business Days prior to Payment Date; provided, however, that if no such notice is provided within the timeframes set forth above, such Monthly Payments shall be made in Repayment Shares.
1.dPrepayment.    The Maker may repay all, but not less than all, of the then Outstanding Principal Amount plus the Prepayment Amount on any date following the Prepayment Right Date; provided that the Maker shall have given no less than ten (10) day’s written notice to the Holder of such intended prepayment (the “Prepayment Notice”). If the Maker elects to prepay this Note pursuant to this Section 1.4, the Holder shall have the right (a “Prepayment Conversion Notice”) within five (5) Business Days of the Holder’s receipt of a Prepayment Notice, to convert up to one third (1/3) of the Principal Amount (the “Maximum Amount”) at the lesser of the Repayment Share Price or the Conversion Price (each as defined below), in accordance with the provisions of Article 3, specifying the Principal Amount (up to the Maximum Amount) that the Holder will convert. Upon delivery of a Prepayment Notice, the Maker irrevocably and unconditionally agrees to, within five (5) Business Days of receiving a Prepayment Conversion Notice, and if no Prepayment Conversion Notice is received, within ten (10) Business Days of delivery of a Prepayment Notice: (i) repay the amount of the Outstanding Principal Amount plus the Prepayment Amount (as defined in the Purchase Agreement) minus the Principal Amount set forth in the Prepayment Conversion Notice and (ii) issue the applicable Conversion Shares to the Holder in accordance with Article 3, as applicable. The foregoing notwithstanding, the Maker may not deliver a Prepayment Notice with respect to any Outstanding Principal Amount that is subject to a Conversion Notice delivered by the Holder in accordance with Article 3. The Prepayment Amount shall payable, at the option of the Holder, in cash in United States Dollars or Common Shares (at a price per share equal to the applicable Conversion Price at the time of the prepayment).
1.eDelisting from a Trading Market. If at any time the Common Shares cease to be listed on a Trading Market, (i) the Holder may deliver a demand for payment to the Company and, if such a demand is delivered, the Company shall, within ten (10) Business Days following receipt of the demand for payment from the Holder, pay all of the Outstanding Principal Amount and accrued but unpaid Interest or (ii) the Holder may, at its election, at any time following the Issuance Date, upon notice to the Company in accordance with Section 5.1, convert all or a portion of the Outstanding Principal Amount, and demand for payment in cash any accrued but unpaid Interest.
1.fInsufficient Minimum Collateral Value. If on the last Trading Day prior to the date is twelve months from the Issuance Date in the commercially reasonable opinion of the Holder there shall be insufficient Minimum Collateral Value, (i) the Holder may deliver a demand for the Company to immediately post collateral free from any other Liens to cause the Minimum Collateral Value to be sufficient in the commercially reasonable opinion of the Holder, and if the Company fails to do so the Holder may deliver a demand for payment to the Company and, if such a demand is delivered, the Company shall, within ten (10) Business Days following receipt of the demand for payment from the Holder, pay all of the Outstanding Principal Amount and accrued but unpaid Interest or (ii) the Holder may, at its election, at any time following the Issuance Date, upon notice to the Company in accordance with Section 5.1, convert all or a portion of the Outstanding Principal Amount and the Conversion Price shall be adjusted to the lower of (A) the then-current Conversion Price and (A) eighty percent (80%) of the average of the three (3) lowest daily VWAPs during the twenty (20) Trading Days prior to delivery by the Holder of its notice of conversion pursuant to this Section 1.6, and demand for payment in cash any accrued but unpaid Interest.
1.gPayment on Non-Business Days. Whenever any payment to be made shall be due on a day which is not a Business Day, such payment may be due on the next succeeding Business Day.
1.hTransfer. This Note may be transferred or sold, subject to the provisions of Section 5.8 of this Note, or pledged, hypothecated or otherwise granted as security by the Holder.
1.iReplacement. Upon receipt of a duly executed and notarized written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

1.jUse of Proceeds. The Maker shall use the proceeds of this Note as set forth in the Purchase Agreement.
1.kStatus of Note. The obligations of the Maker under this Note shall be senior to all other existing Indebtedness and equity of the Company. Upon any Liquidation Event (as hereinafter defined), the Holder will be entitled to receive, before any distribution or payment is made upon, or set apart with respect to, any Indebtedness of the Maker or any class of capital stock of the Maker, an amount equal to the Outstanding Principal Amount. For purposes of this Note, “Liquidation Event” means a liquidation pursuant to a filing of a petition for bankruptcy under applicable law or any other insolvency or debtor’s relief, an assignment for the benefit of creditors, or a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Maker.
1.lTax Treatment. The Maker and the Holder agree that for U.S. federal income tax purposes, and applicable state, local and non-U.S. income tax purposes, this Note is not intended to be, and shall not be, treated as indebtedness. Neither the Maker nor the Holder shall take any contrary position on any tax return, or in any audit, claim, investigation, inquiry or proceeding in respect of Taxes, unless otherwise required pursuant to a final determination within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended (the “Code”), or any analogous provision of applicable state, local or non-U.S. law.
ARTICLE 2
a.Events of Default. An “Event of Default” under this Note shall mean the occurrence of any of the events defined in the Purchase Agreement, and any of the additional events described below:
(1)any default in the payment of (i) the Principal Amount or any accrued and unpaid interest hereunder when due, or any principal or interest owing under any other Note; or (ii) liquidated damages in respect of this Note or any other Note as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise);
(2)the Maker shall fail to observe or perform any other covenant, condition or agreement contained in this Note or any Transaction Document, including but not limited, causing a Registration Statement to be declared effective in accordance with Section 9.1(c) of the Purchase Agreement;
(3)the Maker’s notice to the Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.6(a) hereof) or its intention not to comply with proper requests for conversion of this Note into Common Shares;
(4)the Maker shall fail to (i) timely deliver the Common Shares as and when required in Section 3.2; or (ii) make the payment of any fees and/or liquidated damages under this Note, the Purchase Agreement or the other Transaction Documents;
(5)default shall be made in the performance or observance of any material covenant, condition or agreement contained in the Purchase Agreement or any other Transaction Document that is not covered by any other provisions of this Section 2.1;
(6)at any time the Maker shall fail to have 200% of a sufficient number of Common Shares authorized, reserved and available for issuance to satisfy the potential conversion in full (disregarding for this purpose any and all limitations of any kind on such conversion) of this Note or upon exercise of the Warrant;
(7)any representation or warranty made by the Maker or any of its Subsidiaries herein or in the Purchase Agreement, the Note, the Warrant or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which made;
(8)unless otherwise approved in writing in advance by the Holder, the Maker shall, or shall announce an intention to pursue or consummate a Change of Control, or a Change of Control shall be consummated, or the Maker shall negotiate, propose or enter into any agreement, understanding or arrangement with respect to any Change of Control;

(9)the Maker or any of its Subsidiaries shall (A) default in any payment of any amount or amounts of principal of or interest (if any) on any Indebtedness (other than the Indebtedness hereunder), the aggregate principal amount of which Indebtedness is in excess of $250,000 or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity;
(10)the Maker or any of its Subsidiaries shall: (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets; (ii) make a general assignment for the benefit of its creditors; (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic); (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally; (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic); (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same; or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing;
(11)a proceeding or case shall be commenced in respect of the Maker or any of its Subsidiaries, without its application or consent, in any court of competent jurisdiction, seeking: (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts; (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or any of its Subsidiaries; or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of forty-five (45) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or any of its Subsidiaries or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker or any of its Subsidiaries and shall continue undismissed, or unstayed and in effect for a period of forty-five (45) days;
(12)one or more final judgments or orders for the payment of money aggregating in excess of $250,000 (or its equivalent in the relevant currency of payment) are rendered against one or more of the Company and its Subsidiaries;
(13)the failure of the Maker to instruct the Transfer Agent to remove any legends from Common Shares and issue such unlegended certificates to the Holder within three (3) Trading Days of the Holder’s request so long as the Holder has provided reasonable assurances to the Maker that such Common Shares can be sold pursuant to Rule 144 or any other applicable exemption;
(14)the Maker’s Common Shares are no longer publicly traded or cease to be listed on the Trading Market or, after the six-month anniversary of the Issuance Date, any Investor Shares may not be immediately resold under Rule 144 without restriction on the number of shares to be sold or manner of sale, unless such Investor Shares have been registered for resale under the 1933 Act and may be sold without restriction;
(15)the Maker proposes to or does consummate a “going private” transaction as a result of which the Common Shares will no longer be registered under Sections 12(b) or 12(g) of the 1934 Act;
(16)there shall be any SEC or judicial stop trade order or trading suspension stop-order or any restriction in place with the Transfer Agent restricting the trading of such Common Shares;
(17)the Depository Trust Company places any restrictions on transactions in the Common Shares or the Common Shares are no longer tradeable through the Depository Trust Company Fast Automated Securities Transfer program; or
(18)the Company’s Average daily trading volume is below $200,000 for thirty (30) consecutive days; or
(19)the occurrence of a Material Adverse Effect in respect of the Maker, or the Maker and its Subsidiaries taken as a whole.
For the avoidance of doubt, any default pursuant to clause (i) above shall not be subject to any cure periods pursuant to the instrument governing such Indebtedness or this Note.

b.Remedies Upon an Event of Default.
(1)Upon the occurrence of any Event of Default , the Maker shall be obligated to pay to the Holder the Mandatory Default Amount, which Mandatory Default Amount shall be earned by the Holder on the date the Event of Default giving rise thereto occurs and shall be due and payable on the earlier to occur of the Maturity Date, upon conversion, redemption or prepayment of this Note or the date on which all amounts owing hereunder have been accelerated in accordance with the terms hereof.
(2)Upon the occurrence of any Event of Default, the Maker shall, as promptly as possible but in any event within one (1) Business Day of such Event of Default, notify the Holder of the occurrence of such Event of Default, describing the event or factual situation giving rise to the Event of Default and specifying the relevant subsection or subsections of Section 2.1 hereof under which such Event of Default has occurred.
(3)Upon the occurrence and during the continuance of an Event of Default, the Holder may at any time at its option (1) declare the Mandatory Default Amount due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker and (2) exercise all other rights and remedies available to it under the Transaction Documents; provided, however, that (x) upon the occurrence of an Event of Default described above or an event which with the passage of time may result in an Event of Default, the Holder, in its sole and absolute discretion (without the obligation to provide notice of such Event of Default or potential Event of Default), may: (a) from time-to-time demand that all or a portion of the Outstanding Principal Amount be converted into Common Shares at the lower of (i) the then-current Conversion Price and (ii) eighty-percent (80%) of the average of the three (3) lowest daily VWAPs during the twenty (20) Trading Days prior to the delivery by the Holder of the applicable notice of conversion or (b) exercise or otherwise enforce any one or more of the Holder’s rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the other Transaction Documents or applicable law and (y) upon the occurrence of an Event of Default described in Section 2.1(k) above, the Mandatory Default Amount shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Maker.
(4)No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the rights of the Holder.
(5)No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.
ARTICLE 3
a.Conversion.
(1)Conversion. At any time following the Issuance Date, this Note shall be convertible (in whole or in part), at the option of the Holder, into such number of fully paid and non-assessable Common Shares as is determined by dividing (x) that portion of the Outstanding Principal Amount that the Holder elects to convert (the “Conversion Amount”) by (y) the Conversion Price then in effect on the date on which the Holder delivers a notice of conversion, in substantially the form attached hereto as Exhibit B (the “Conversion Notice”), in accordance with the instructions set forth in Section 5.1 to the Maker. The Holder shall deliver this Note to the Maker at the address designated in the Purchase Agreement at such time that this Note is fully converted. With respect to partial conversions of this Note, the Maker shall keep written records of the amount of this Note converted as of the date of such conversion (each, a “Conversion Date”). Any amounts of the Outstanding Principal Amount converted hereunder shall be credited to the next scheduled Monthly Payment, or if any amount of the Outstanding Principal Amount converted hereunder exceeds the next scheduled Monthly Payment, future Monthly Payments shall be credited, as applicable.
(2)Conversion Price. The “Conversion Price” means, the lesser of: (i) US$0.2976 (“Fixed Price”); or (ii) 85% of the average of the VWAPs during the five (5) Trading Days prior to delivery of the applicable Conversion Notice, and shall be subject to adjustment as provided herein. Notwithstanding the foregoing, until the Shareholder Approval shall have been obtained no conversion may be affected under this Note at a price per share less than the Fixed Price.

b.Delivery of Conversion Shares. As soon as practicable after the occurrence of any event requiring the issuance of Common Shares issuable upon conversion of this Note (“Conversion Shares”), and in any event within one (1) Business Day thereafter (such date, the “Share Delivery Date”), the Maker shall, at its expense, cause its Transfer Agent to electronically transmit such Conversion Shares so issuable to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) broker with the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program or a similar program, through its Deposit and Withdrawal At Custodian (“DWAC”) system (provided that the same time periods herein as for stock certificates shall apply) as instructed by the Holder (or its designee); provided, that such issuance shall only be made through DTC’s DWAC system if such Conversion Shares will be issued free of restrictive legends. If such Conversion Shares may not be delivered through DTC’s DWAC system, the Holder may elect in its sole discretion either to receive physical certificates representing such Conversion Shares or to require the Maker to cause its Transfer Agent to deliver book entry statements registering the Holder as the owner of such shares. Notwithstanding the foregoing, failure to deliver Conversion Shares through DTC’s DWAC system free of restrictive legends shall constitute an Event of Default under Section 2.1(d) of this Note, following such date as such shares (A) may be immediately resold under Rule 144 without restriction on the number of shares to be sold or manner of sale, or (B) are required to be registered for resale under the 1933 Act under Section 9.1(c) of the Purchase Agreement.
c. Ownership Cap. Notwithstanding anything to the contrary contained herein, the Holder shall not be entitled to receive shares representing Equity Interests upon conversion of this Note to the extent (but only to the extent) that such exercise or receipt would cause the Holder Group (as defined below) to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of a number of Equity Interests of a class that is registered under the 1934 Act which exceeds the Maximum Percentage (as defined in the Purchase Agreement) of the Equity Interests of such class that are outstanding at such time. Any purported delivery of Equity Interests in connection with the conversion of this Note prior to the termination of this restriction in accordance herewith shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the Holder Group becoming the beneficial owner of more than the Maximum Percentage of the Equity Interests of a class that is registered under the 1934 Act that is outstanding at such time. If any delivery of Equity Interests owed to the Holder following conversion of this Note is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such Equity Interests as promptly as practicable after the Holder gives notice to the Company that such delivery would not result in such limitation being triggered or upon termination of the restriction in accordance with the terms hereof. To the extent limitations contained in this Section 3.3 apply, the determination of whether this Note is convertible and of which portion of this Note is convertible shall be the sole responsibility and in the sole determination of the Holder, and the submission of a notice of conversion shall be deemed to constitute the Holder’s determination that the issuance of the full number of Conversion Shares requested in the notice of conversion is permitted hereunder, and the Company shall not have any obligation to verify or confirm the accuracy of such determination. For purposes of this Section 3.3, (i) the term “Maximum Percentage” shall mean 4.99%; provided, that if at any time after the date hereof the Holder Group beneficially owns in excess of 4.99% of any class of Equity Interests in the Company that is registered under the 1934 Act or exempt from the registration and qualification requirements under the 1933 Act, then the Maximum Percentage shall automatically increase to 9.99% so long as the Holder Group owns in excess of 4.99% of such class of Equity Interests (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon the Holder Group ceasing to own in excess of 4.99% of such class of Equity Interests); and (ii) the term “Holder Group” shall mean the Holder plus any other Person with which the Holder is considered to be part of a group under Section 13 of the 1934 Act or with which the Holder otherwise files reports under Sections 13 and/or 16 of the 1934 Act. In determining the number of Equity Interests of a particular class outstanding at any point in time, the Holder may rely on the number of outstanding Equity Interests of such class as reflected in (x) the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) a more recent notice by the Company or the Transfer Agent to the Holder setting forth the number of Equity Interests of such class then outstanding. For any reason at any time, upon written or oral request of the Holder, the Company shall, within one (1) Business Day of such request, confirm orally and in writing to the Holder the number of Equity Interests of any class then outstanding. The provisions of this Section 3.3 shall be construed, corrected and implemented in a manner so as to effectuate the intended beneficial ownership limitation herein contained. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, the Holder and the Company agree that the total cumulative number of Common Shares issued to Holder hereunder together with all other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Shareholder Approval. If the Company is unable to obtain Shareholder Approval to issue Common Shares to the Holder in excess of the Nasdaq 19.99% Cap, any remaining outstanding balance of this Note must be repaid in cash at the request of the Holder.
d.Adjustment of Conversion Price.
(1)Until the Note has been paid in full or converted in full, the Conversion Price shall be subject to adjustment from time to time as follows (but shall not be increased, other than pursuant to Section 3.4(a)(i) hereof):

(a)Adjustments for Stock Splits and Combinations. If the Maker shall at any time or from time to time after the Closing Date (but whether before or after the Issuance Date) effect a split or other subdivision of the outstanding Common Shares, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Closing Date (but whether before or after the Issuance Date), combine the outstanding Common Shares, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3.4(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.
(b)Adjustments for Certain Dividends and Distributions. If the Maker shall at any time or from time to time after the Closing Date (but whether before or after the Issuance Date) make or issue or set a record date for the determination of holders of Common Shares entitled to receive a dividend or other distribution payable in Common Shares, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying the applicable Conversion Price then in effect by a fraction:
(i)the numerator of which shall be the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and
(ii)the denominator of which shall be the total number of Common Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Common Shares issuable in payment of such dividend or distribution.
(c)Adjustment for Other Dividends and Distributions. If the Maker shall at any time or from time to time after the Closing Date (but whether before or after the Issuance Date) make or issue or set a record date for the determination of holders of Common Shares entitled to receive a dividend or other distribution payable in other than Common Shares, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder of this Note shall receive upon conversions thereof, in addition to the number of Common Shares receivable thereon, the number of securities of the Maker or other issuer (as applicable) or cash or other property that it would have received had this Note been converted into Common Shares in full (without regard to any conversion limitations herein) on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period) or assets, giving application to all adjustments called for during such period under this Section 3.4(a)(iii) with respect to the rights of the holders of this Note; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.
(d)Adjustments for Reclassification, Exchange or Substitution. If the Common Shares at any time or from time to time after the Closing Date (but whether before or after the Issuance Date) shall be changed to the same or different number of shares or other securities of any class or classes of stock or other property, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.4(a)(i), (ii) and (iii) hereof, or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.4(a)(vii) hereof), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock or other securities or other property receivable upon reclassification, exchange, substitution or other change, by holders of the number of Common Shares into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.
(e)Adjustments for Issuance of Additional Common Shares. In the event the Maker shall at any time or from time to time after the Closing Date (but whether before or after the Issuance Date) issue or sell any additional Common Shares (“Additional Common Shares”), other than (A) as provided in this Note (including the foregoing subsections (i) through (iv) of this Section 3.4(a)), pursuant to any Equity Plan (including pursuant to Common Share Equivalents granted or issued under any Equity Plan), (B) pursuant to Common Share Equivalents (as defined below) granted or issued prior to the Closing Date, (C) Exempted Securities, or (D) pursuant to the terms of this Note, in any case, at an effective price per share that is less than the Conversion Price then in effect or without consideration, then the Conversion Price upon each such issuance shall be reduced to a price equal to the consideration per share paid for such Additional Common Shares. For purposes of clarification, the amount of consideration received for such Additional Common Shares shall not include the value of any additional securities or other rights received in connection with such issuance of Additional Common Shares (i.e., warrants, rights of first refusal or other similar rights). The provisions of this Section 3.4(a)(v) shall only apply in respect of one reduction in connection with the issuance or sale of Additional Common Shares; provided that such issuance or sale shall result in cash proceeds to the Company of commercially material benefit to the Company at least equivalent to the benefit of the transactions contemplated by the Purchase Agreement.

(f)Issuance, Amendment or Adjustment of Common Share Equivalents. Except for Exempted Securities, if (x) the Maker, at any time after the Closing Date (but whether before or after the Issuance Date), shall issue any securities convertible into or exercisable or exchangeable for, directly or indirectly, Common Shares (“Convertible Securities”), or any rights or warrants or options to purchase any such Common Shares or Convertible Securities, other than Common Share Equivalents granted or issued under any Equity Plan (collectively with the Convertible Securities, the “Common Share Equivalents”) and the price per share for which Common Shares may be issuable pursuant to any such Common Share Equivalent shall be less than the applicable Conversion Price then in effect, or (y) the price per share for which Common Shares may be issuable under any Common Share Equivalents is amended or adjusted, pursuant to the terms of such Common Share Equivalents or otherwise, and such price as so amended or adjusted shall be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then, in each such case (x) or (y), the applicable Conversion Price upon each such issuance or amendment or adjustment shall be adjusted as provided in subsection (vi) of this Section 3.4(a) as if the maximum number of Common Shares issuable upon conversion, exercise or exchange of such Common Share Equivalents had been issued on the date of such issuance or amendment or adjustment.
(g)Consideration for Stock. In case any Common Shares or any Common Share Equivalents shall be issued or sold:
(i)in connection with any merger or consolidation in which the Maker is the surviving corporation (other than any consolidation or merger in which the previously outstanding Common Shares of the Maker shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Maker and approved by the Holder, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Shares, Convertible Securities, rights or warrants or options, as the case may be; or
(ii)in the event of any consolidation or merger of the Maker in which the Maker is not the surviving corporation or in which the previously outstanding Common Shares of the Maker shall be changed into or exchanged for the stock or other securities of another corporation or other property, or in the event of any sale of all or substantially all of the assets of the Maker for stock or other securities or other property of any corporation, the Maker shall be deemed to have issued Common Shares, at a price per share equal to the valuation of the Maker’s Common Shares based on the actual exchange ratio on which the transaction was predicated, as applicable, and the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of Common Shares issuable upon conversion of the Note, the determination of the applicable Conversion Price or the number of Common Shares issuable upon conversion of the Note immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of Common Shares issuable upon conversion of the Note. In the event Common Shares are issued with other shares or securities or other assets of the Maker for consideration which covers both, the consideration computed as provided in this Section 3.4(a)(vii) shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Maker, and approved by the Holder.
(h)Record Date. In case the Maker shall take record of the holders of its Common Shares for the purpose of entitling them to subscribe for or purchase Common Shares or Convertible Securities, then the date of the issue or sale of the Common Shares shall be deemed to be such record date.
(2)No Impairment. The Maker shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3.4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment. In the event the Holder shall elect to convert this Note as provided herein, the Maker cannot refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, violation of an agreement to which the Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and or adjoining conversion of this Note shall have issued and the Maker posts a surety bond for the benefit of the Holder in an amount equal to one hundred fifty percent (150%) of the Principal Amount of the Note the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to the Holder (as liquidated damages) in the event it obtains judgment.

(3)Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of Common Shares issuable upon conversion of this Note pursuant to this Section 3.4, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of Common Shares and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.
(4)Issue Taxes. The Maker shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of Common Shares on conversion of this Note pursuant thereto; provided, however, that the Maker shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holder in connection with any such conversion.
(5)Fractional Shares. No fractional Common Shares shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal such fractional shares multiplied by the Conversion Price then in effect.
(6)Reservation of Common Shares. The Maker shall at all times while this Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Shares, 200% of such number of Common Shares as shall from time to time be sufficient to effect the conversion of this Note (disregarding for this purpose any and all limitations of any kind on such conversion). The Maker shall, from time to time, use all commercially reasonable efforts to increase the authorized number of Common Shares or take other effective action if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker’s obligations under this Section 3.4(f).
(7)Regulatory Compliance. If any Common Shares to be reserved for the purpose of conversion of this Note require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, secure such registration, listing or approval, as the case may be.
(8)Effect of Events Prior to the Issuance Date. If the Issuance Date of this Note is after the Closing Date, then, if the Conversion Price or any other right of the Holder of this Note would have been adjusted or modified by operation of any provision of this Note had this Note been issued on the Closing Date, such adjustment or modification shall be deemed to apply to this Note as of the Issuance Date as if this Note had been issued on the Closing Date.
e.Prepayment Following a Change of Control.
(1)Mechanics of Prepayment at Option of Holder in Connection with a Change of Control. No sooner than fifteen (15) days prior to entry into an agreement for a Change of Control nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Maker shall deliver written notice (“Notice of Change of Control”) to the Holder. At any time after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least ten (10) days prior to a Change of Control, at any time within ten (10) days prior to a Change of Control), the Holder may require the Maker to prepay, effective immediately prior to the consummation of such Change of Control, an amount equal to the Outstanding Principal Amount plus five percent (5%) of the Outstanding Principal Amount (the “COC Repayment Price”), by delivering written notice thereof (“Notice of Prepayment at Option of Holder Upon Change of Control”) to the Maker.
(2)Payment of COC Repayment Price. Upon the Maker’s receipt of a Notice(s) of Prepayment at Option of Holder Upon Change of Control from the Holder, the Maker shall deliver the COC Repayment Price to the Holder immediately prior to the consummation of the Change of Control; provided that the Holder’s original Note shall have been so delivered to the Maker.

f.Inability to Fully Convert.
(1)Holder’s Option if Maker Cannot Fully Convert. If, upon the Maker’s receipt of a Conversion Notice or as otherwise required under this Note, including with respect to repayment of principal in Common Shares as permitted under this Note, the Maker cannot issue Common Shares at the applicable Conversion Price for any reason, including, without limitation, because the Maker (x) does not have a sufficient number of Common Shares authorized and available or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Shares which are to be issued to the Holder pursuant to this Note, then the Maker shall issue as many Common Shares as it is able to issue and, with respect to the unconverted portion of this Note or with respect to any Common Shares not timely issued in accordance with this Note, the Holder, solely at Holder’s option, can elect to:
(a)require the Maker to prepay that portion of this Note for which the Maker is unable to issue Common Shares or for which Common Shares were not timely issued (the “Mandatory Prepayment”) at a price equal to the number of Common Shares that the Maker is unable to issue multiplied by the Conversion Price on the date of the Conversion Notice (the “Mandatory Prepayment Price”);
(b)void its Conversion Notice and retain or have returned, as the case may be, this Note that was to be converted pursuant to the Conversion Notice (provided that the Holder’s voiding its Conversion Notice shall not affect the Maker’s obligations to make any payments which have accrued prior to the date of such notice); or
(c)defer issuance of the applicable Conversion Shares until such time as the Maker can legally issue such shares; provided, that the Principal Amount underlying such Conversion Shares shall remain outstanding until the delivery of such Conversion Shares; provided, further, that if the Holder elects to defer the issuance of the Conversion Shares, it may exercise its rights under either clause (i) or (ii) above at any time prior to the issuance of the Conversion Shares upon two (2) Business Days’ notice to the Maker.
(2)Mechanics of Fulfilling Holder’s Election. The Maker shall immediately send to the Holder, upon receipt of a Conversion Notice from the Holder, which cannot be fully satisfied as described in Section 3.6(a) above, a notice of the Maker’s inability to fully satisfy the Conversion Notice (the “Inability to Fully Convert Notice”). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy the Holder’s Conversion Notice; and (ii) the amount of this Note which cannot be converted. The Holder shall notify the Maker of its election pursuant to Section 3.6(a) above by delivering written notice to the Maker (“Notice in Response to Inability to Convert”).
(3)Payment of Mandatory Prepayment Price. If the Holder shall elect to have its Note prepaid pursuant to Section 3.6(a)(i) above, the Maker shall pay the Mandatory Prepayment Price to the Holder within five (5) Business Days of the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert; provided that prior to the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Note. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on the date that is one (1) Business Day following the Maker’s receipt of the Holder’s Notice in Response to Inability to Convert, in addition to any remedy the Holder may have under this Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid and (ii) receive back such Note.
(4)No Rights as Stockholder. Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Maker or of any other matter, or any other rights as a stockholder of the Maker.

g.Compensation for Buy-In on Failure to Timely Deliver Conversion Shares.  In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder Conversion Shares or any other shares pursuant to a conversion on or before the Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall (a) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Conversion Shares that the Company was required to deliver to the Holder in connection with the conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (b) at the option of the Holder, either reinstate the portion of the Note and equivalent number of Conversion Shares for which such conversion was not honored (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of Common Shares that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Common Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (a) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Shares upon conversion of the Note as required pursuant to the terms hereof.
ARTICLE 4
a.Covenants. For so long as any Note is outstanding, without the prior written consent of the Holder:
(1)Compliance with Transaction Documents. The Maker shall, and shall cause its Subsidiaries to, comply with its obligations under this Note and the other Transaction Documents.
(2)Payment of Taxes, Etc. The Maker shall, and shall cause each of its Subsidiaries to, promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Maker and the Subsidiaries, except for such failures to pay that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Maker or such Subsidiaries shall have set aside on its books reserves with respect thereto in accordance with generally accepted accounting principles, and provided, further, that the Maker and such Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.
(3)Corporate Existence. The Maker shall, and shall cause each of its Subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises (other than the existence, rights and franchises of the Subsidiaries of the Maker that the board of directors of the Maker determine are no longer necessary or useful to the operation of the Maker’s business) and all licenses and other rights to use property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.
(4)Investment Company Act. The Maker shall conduct its businesses in a manner so that it will not become subject to, or required to be registered under, the Investment Company Act of 1940, as amended.
(5)Prohibited Transactions. The Company hereby covenants and agrees not to enter into any Prohibited Transactions until thirty (30) days after such time as this Note has been converted into Conversion Shares or repaid in full.
(6)Issuances of Equity. Notwithstanding any other provisions set forth in the Transaction Documents, except for Exempted Securities, the Company hereby covenants and agrees not to issue any equity securities or permit any Subsidiary to issue equity securities.
(7)Indebtedness. The Company hereby covenants and agrees not to create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

(8)Liens, Etc. The Company hereby covenants and agrees not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any Requirement of Law of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof) other than, as to all of the above, Permitted Liens.
(9)Repayment of This Note. If the Company or any Subsidiary issues any debt, including any subordinated debt or convertible debt (other than the Note or any other “Note” as defined in the Purchase Agreement), or any Equity Interests, other than Exempted Securities, in one or more transactions, unless otherwise waived in writing by and at the discretion of the Holder, the Company will immediately utilize the proceeds of such issuance to repay this Note.
(10)Advances and Loans. So long as the Company shall have any obligation under this Note, the Company shall not nor shall it permit any Subsidiary, without the Holder’s written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees of the Company, except loans, credits or advances to Subsidiaries made in the ordinary course of business.
(11)Sale of Assets. So long as the Company shall have any obligation under this Note, the Company shall not nor shall it permit any Subsidiary, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business (which such prohibition shall not include sales of the Company’s BitCoin). Any consent to the disposition of any assets shall be conditioned on a specified use of the proceeds towards the repayment of this Note.
(12)Investments. So long as the Company shall have any obligation under this Note, make or commit or agree to make, or permit any of its Subsidiaries make or commit or agree to make, any Investment in any other Person except for Permitted Investments.
(13)Common Share Repurchases. So long as the Company shall have any obligation under this Note, repay, repurchase or offer to repay, repurchase or otherwise acquire or permit any of its Subsidiaries repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of Common Shares or Common Share Equivalents other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Shares or Common Share Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Note.
(14)Dividends. So long as the Company shall have any obligation under this Note, pay or permit any Subsidiary to pay cash dividends or distributions on any equity securities of the Company or a Subsidiary.
b.Set-Off. This Note shall be subject to the set-off provisions set forth in the Purchase Agreement.
c.Interest Reserve. The Holder shall withhold from the proceeds of this Note six months of forward Interest.
d.Financial Covenants.
i.Minimum Liquidity. The Company shall, as of the last day of each calendar quarter beginning on June 30, 2023, maintain in cash in United States Dollars or Cash Equivalents or BitCoin no less than the greater of (a) $1,500,000, and (b) an amount sufficient to fund six months of the Company’s operations.
ARTICLE 5
a.Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 5:00 p.m. (New York time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section on a day that is not a Business Day or later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications shall be as set forth in the Purchase Agreement.

b.Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Nevada, without reference to principles of conflict of laws or choice of laws.
c.Headings. The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Note will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Note shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Note.
d.Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach would be inadequate. Therefore, the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.
e.Enforcement Expenses. The Maker agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, attorneys’ fees and expenses.
f.Binding Effect. The obligations of the Maker and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms herein.
g.Amendments; Waivers. No provision of this Note may be waived or amended except in a written instrument signed by the Company and the Holder. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
h.Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note in violation of securities laws. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:
“THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”
i.Jurisdiction; Venue. Any action, proceeding or claim arising out of, or relating in any way to this Note shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The Company and the Holder irrevocably submit to the jurisdiction of such courts, which jurisdiction shall be exclusive, and hereby waive any objection to such exclusive jurisdiction or that such courts represent an inconvenient forum. The prevailing party in any such action shall be entitled to recover its reasonable and documented attorneys’ fees and out-of-pocket expenses relating to such action or proceeding.
j.Parties in Interest. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.

k.Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
l.Maker Waivers. Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.
(1)No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.
(2)THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.
m.Definitions. Capitalized terms used herein and not defined shall have the meanings set forth in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:
         (a) “Convertible Securities” means any securities convertible into or exercisable or exchangeable for, directly or indirectly, Common Shares.
(3)“Common Share Equivalents” means any rights or warrants or options to purchase any Common Shares or Convertible Securities, other than rights or warrants or options to purchase any Common Shares or Convertible Securities granted or issued under any Equity Plan.
(4)“Financial Quarter” means, in respect of the Company, a period of approximately three consecutive months in each financial year ending on March 31, June 30, September 30, and December 31, as the case may be, of such year.
(5)“Indebtedness” means: (a) all obligations for borrowed money; (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, current swap agreements, interest rate hedging agreements, interest rate swaps, or other financial products; (c) all capital lease obligations that exceed $150,000 in the aggregate in any fiscal year; (d) all obligations or liabilities secured by a lien or encumbrance on any asset of the Maker, irrespective of whether such obligation or liability is assumed; (e) all obligations for the deferred purchase price of assets, together with trade debt and other accounts payable that exceed $150,000 in the aggregate in any fiscal year; (f) all synthetic leases; (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse) any of the foregoing obligations of any other person; (h) trade debt; and (i) endorsements for collection or deposit.
(6)“Interest” means the interest payable in respect of this Note.
(7)“Interest Date” means, with respect to any given calendar quarter, the first Trading Day of such calendar quarter.
(8)“Interest Rate” means seven and one-half percent (7.5%) per annum.
(9)“Mandatory Default Amount” means an amount equal to one hundred fifteen percent (115%) of the Outstanding Principal Amount of this Note on the date on which the first Event of Default has occurred hereunder and any other amounts owing under this Note or the other Transaction Documents.
(10)“Market Capitalization” means, as of any date of determination, the product of (a) the number of issued and outstanding Common Shares as of such date (exclusive of any Common Shares issuable upon the exercise of options or warrants or conversion of any convertible securities), multiplied by (b) the closing price of the Common Shares on the Trading Market on the date of determination.

(11)“Outstanding Principal Amount” means, at the time of determination, the Principal Amount outstanding after giving effect to any adjustments, conversions or prepayments pursuant to the terms hereof.
(12)“Prepayment Amount” means an amount equal to the lesser of (i) the total amount of Interest (including Default Interest) that would have been payable in respect of initial Principal Amount under this Note from the Issuance Date through (A) its original Maturity Date or (B) if the date of applicable Prepayment is prior to the date that is 120 days from the Issuance Date, the date that is twelve months from the Issuance Date, and (ii) the amount of Interest (including Default Interest) that would have been payable in respect of initial Principal Amount under this Note from the date of the applicable Prepayment through (A) its original Maturity Date or (B) if the date of applicable Prepayment is prior to the date that is 120 days from the Issuance Date, the date that is twelve months from the Issuance Date.
(13)“Repayment Shares” means Common Shares issued to the Holder by the Maker as payment for interest and/or the Principal Amount, pursuant to Section 1.2 or Section 1.3 of this Note.
(14)“Repayment Share Price” means ninety percent (90%) of the average of the VWAPs during the five (5) Trading Days prior to the Payment Date.
(15) “Trading Day” means a day on which the Common Shares is traded on a Trading Market.
(16)“VWAP” means, as of any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares are then listed or quoted on a Trading Market, the daily volume weighted average price of one Common Share trading in the ordinary course of business on the applicable Trading Price for such date (or the nearest preceding date) on such Trading Market as reported by Bloomberg Financial L.P.; (b) if the Common Shares are not then listed on a Trading Market and if the Common Shares are traded in the over-the-counter market, as reported by the OTCQX or OTCQB markets, the volume weighted average price of one Common Share for such date (or the nearest preceding date) on the OTCQX or OTCQB markets, as reported by Bloomberg Financial L.P.; (c) if the Common Shares are not then listed or quoted on a Trading Market or on the OTCQX or OTCBQ markets and if prices for the Common Shares are then reported in the “Pink Sheets” published by the OTC Markets Group (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price of one Common Share so reported, as reported by Bloomberg Financial L.P.; or (d) in all other cases, the fair market value of one Common Share as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed by its duly authorized officer as of the date first above indicated.
SPHERE 3D CORP.
By:
Name: [•]
Title: [•]

EXHIBIT B
FORM OF CONVERSION NOTICE
(To be Executed by the Registered Holder in order to Convert the Note)
The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Note No. ___ into Common Shares of Sphere 3D Corp., a Canadian corporation (the “Maker”) according to the conditions hereof, as of the date written below.
Date of Conversion:
Conversion Price:
Number of Common Shares beneficially owned or deemed beneficially owned by the Holder on the Conversion Date:

[HOLDER]

By:
Name:
Title:
Address:

Attachment D - LDA Warrant

THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THE NUMBER OF COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF.

This Warrant is issued pursuant to that certain Securities Purchase Agreement dated April 17, 2023 by and between the Company and the Holder (as defined below) (the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement. Receipt of this Warrant by the Holder shall constitute acceptance and agreement to all of the terms contained herein.

No. 2023-1
SPHERE 3D CORP.
COMMON SHARE PURCHASE WARRANT

    Sphere 3D Corp., a Canadian corporation (together with any corporation which shall succeed to or assume the obligations of Sphere 3D Corp. hereunder, the “Company”), hereby certifies that, for value received, LDA Capital Limited, a British Virgin Islands company (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time during the Exercise Period (as defined in Section 9) up to 3,191,489 fully paid and non-assessable Common Shares (as defined in Section 9), at a purchase price per share equal to the Exercise Price (as defined in Section 9). The number of Common Shares for which this Common Shares Purchase Warrant (this “Warrant”) is exercisable and the Exercise Price are subject to adjustment as provided herein.

1.    DEFINITIONS. Certain terms are used in this Warrant as specifically defined in Section 9.

2.    EXERCISE OF WARRANT.

    2.1.    Exercise. This Warrant may be exercised prior to its expiration pursuant to Section 2.5 hereof by the Holder at any time or from time to time during the Exercise Period, by submitting the form of subscription attached hereto (the “Exercise Notice”) duly executed by the Holder, to the Company at its principal office, indicating whether the Holder is electing to purchase a specified number of shares by paying the Aggregate Exercise Price as provided in Section 2.2 or is electing to exercise this Warrant as to a specified number of shares pursuant to the net exercise provisions of Section 2.3. On or before the first Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by electronic mail an acknowledgement of confirmation of receipt of the Exercise Notice. Subject to Section 2.4, this Warrant shall be deemed exercised for all purposes as of the close of business on the day on which the Holder has delivered the Exercise Notice to the Company. The Aggregate Exercise Price, if any, shall be paid by wire transfer to the Company within two (2) Business Days of the date of exercise and prior to the time the Company issues the shares issuable upon such exercise. In the event this Warrant is not exercised in full, the Company may, at its expense, require the Holder, after such partial exercise, to promptly return this Warrant to the Company and the Company will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of Common Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised.

    2.2.    Payment of Exercise Price by Wire Transfer. If the Holder elects to purchase a specified number of shares by paying the Aggregate Exercise Price, the Holder shall pay such amount by wire transfer of immediately available funds to the account designated by the Company in its acknowledgement of receipt of such Exercise Notice pursuant to Section 2.1.

    2.3.    (a) Net Exercise. If a registration statement covering the Common Shares that are the subject of an Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares to the public or upon exercise of this Warrant in connection with a Fundamental Transaction, the Holder may elect to exercise this Warrant by receiving Common Shares equal to the number of shares determined pursuant to the following formula:

X = Y (A - B)
A
    where,
X =    the number of Common Shares to be issued to Holder;
Y =    the number of Common Shares as to which this Warrant is to be exercised (as indicated on the Exercise Notice);
A =    VWAP for the Trading Day immediately preceding the date of exercise; and
B =    the Exercise Price.

        (b) Intentionally Omitted.

        (c) Prohibited Transactions. For the avoidance of doubt, in accordance with Section 5.9 of the Purchase Agreement, the Company agrees that will not to enter into any Prohibited Transactions without the Holder’s prior written consent while this Warrant remains outstanding and thereafter as provided in such Section 5.9.

    2.4.    Antitrust Notification. If the Holder determines, in its sole judgment upon the advice of counsel, that the issuance of any Warrant Shares pursuant to the terms hereof would be subject to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the Company shall file as soon as practicable after the date on which the Company receives notice from the Holder of the applicability of the HSR Act and a request to so file with the United States Federal Trade Commission and the United States Department of Justice the notification and report form required to be filed by it pursuant to the HSR Act in connection with such issuance.

    2.5.    Termination. This Warrant shall terminate upon the earlier to occur of (i) exercise in full or (ii) the expiration of the Exercise Period.

3.    REGISTRATION RIGHTS. The Holder of this Warrant has certain rights to require the Company to register its resale of the Warrant Shares under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in the Purchase Agreement.

4.    DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

4.1.    Delivery of Exercise Shares. As soon as practicable after any exercise of this Warrant and in any event within two (2) Trading Days thereafter (such date, the “Exercise Share Delivery Date”), the Company shall, at its expense (including the payment by it of any applicable issue or stamp taxes), cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates evidencing the number of fully paid and non-assessable Common Shares (which number shall be rounded down to the nearest whole share in the event any fractional share may otherwise be issuable upon such exercise and the Company shall pay a cash adjustment to the Holder in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price) to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, which certificate or certificates shall be free of restrictive and trading legends (except for any such legends as may be required under the Securities Act). In lieu of delivering physical certificates for the Common Shares issuable upon any exercise of this Warrant, provided the Warrant Shares are not restricted securities and the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program or a similar program, upon request of the Holder, the Company shall cause its transfer agent to electronically transmit such Common Shares issuable upon exercise of this Warrant to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply) as instructed by the Holder (or its designee).

    4.2.    Compensation for Buy-In on Failure to Timely Deliver Exercise Shares. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder Exercise Shares pursuant to an exercise on or before the Exercise Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Exercise Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (a) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Exercise Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (b) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Exercise Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Common Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Common Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (a) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.

    4.3.    Charges, Taxes and Expenses. Issuance of Exercise Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Exercise Shares, all of which taxes and expenses shall be paid by the Company, and such Exercise Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Exercise Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto (the “Assignment Form”) duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

5.    CERTAIN ADJUSTMENTS.

    5.1.    Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (a) pays a stock dividend or otherwise makes a distribution or distributions on its Common Shares or any other equity or equity equivalent securities payable in Common Shares (which, for avoidance of doubt, shall not include any Common Shares issued by the Company upon exercise of this Warrant), (b) subdivides outstanding Common Shares into a larger number of shares, (c) combines (including by way of reverse stock split) outstanding Common Shares into a smaller number of shares, or (d) issues by reclassification of Common Shares any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Common Shares outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 5.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

    5.2    Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Common Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the beneficial ownership limitation provided for in Section 10, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Common Shares as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the beneficial ownership limitation).

    5.3    Fundamental Transaction. If, at any time while this Warrant is outstanding, (a) the Company effects any merger or consolidation of the Company with or into another Person, (b) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (c) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Shares are permitted to tender or exchange their shares for other securities, cash or property, or (d) the Company effects any reclassification of the Common Shares or any compulsory share exchange pursuant to which the Common Shares is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then, upon the closing of a Fundamental Transaction and payment of the exercise price therefore (including at the election of the Holder by cashless exercise), the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 10 on the exercise of this Warrant), the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 10 on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction the result of which is that in excess of 50% of the Company’s outstanding equity shall be held by Persons differing to those immediately prior to such Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction. “Black Scholes Value” means the value this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the final day of the Exercise Period, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non- cash consideration, if any, being offered in such Fundamental Transaction and (ii) the greater of (x) the last volume weighted average price immediately prior to the public announcement of such Fundamental Transaction and (y) the last volume weighted average price immediately prior to the consummation of such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the final day of the Exercise Period. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this 5.3 pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Common Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the Common Shares pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

    5.4    Adjustment to Exercise Price Upon Issuance of Common Shares; Adjustment to Warrant Share Amount.

(1)If the Company shall, at any time after the Issue Date, issue or sell any Common Shares (other than in an Exempted Securities), whether directly or indirectly by way of Convertible Securities (“Additional Common Shares”), without consideration or for consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then immediately upon such issuance or sale, the Exercise Price in effect immediately prior to such issuance or sale shall be reduced (and in no event increased) to an Exercise Price equal to the consideration per share paid for such Additional Common Shares.
(2)In addition to the reduction of the Exercise Price provided for in Section 5.4(a) if the Company shall issue Additional Common Shares without consideration or for consideration per share less than $0.3196 then the number of shares into which this Warrant may be exercised shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant as of the issuance date shall remain unchanged; provided that no such adjustment may occur until such time as the Shareholder Approval has been obtained.

(3)The provisions of this Section 5.4 shall only apply in respect of one reduction in connection with the issuance or sale of Additional Common Shares; provided, that such issuance or sale shall result in cash proceeds to the Company of commercially material benefit to the Company at least equivalent to the benefit of the transactions contemplated by the Purchase Agreement.

5.5    Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of Common Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Common Shares (excluding treasury shares, if any) issued and outstanding at the close of the Trading Day on or, if not applicable, most recently preceding, such given date.

    5.6    Notice to Holder.

(a)     Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(b)     Notice to Allow Exercise by Holder. If (i) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Shares; (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Shares; (iii) the Company shall authorize the granting to all holders of the Common Shares rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Shares is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Subject to applicable law, the Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice. Notwithstanding the foregoing, the delivery of the notice described in this Section 5.6 is not intended to and shall not bestow upon the Holder any voting rights whatsoever with respect to outstanding unexercised Warrants.

6.    NO IMPAIRMENT. The Company will not, by amendment of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in taking all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Common Shares receivable on the exercise of this Warrant above the amount payable therefor on such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of this Warrant from time to time outstanding.

7.    NOTICES OF RECORD DATE. In the event of:

(a)    any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

(b)    any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person or any other Change of Control; or

(c)    any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such event, the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date specified in such notice on which any such action is to be taken.

8.    RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT; REGULATORY COMPLIANCE.

8.1.    Reservation of Stock Issuable on Exercise of Warrant. The Company shall at all times while this Warrant shall be outstanding, reserve and keep available out of its authorized but unissued Common Shares, such number of Common Shares as shall from time to time be sufficient to effect the exercise of all or any portion of the Warrant Shares (disregarding for this purpose any and all limitations of any kind on such exercise). The Company shall, from time to time in accordance with applicable Law, increase the authorized number of Common Shares or take other effective action if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Company’s obligations under this Section 8.

8.2.    Regulatory Compliance. If any Common Shares to be reserved for the purpose of exercise of the Warrant Shares require registration or listing with or approval of any Governmental Authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon exercise, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, secure such registration, listing or approval, as the case may be.

9.    DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.
“Aggregate Exercise Price” means, in connection with the exercise of this Warrant at any time, an amount equal to the product obtained by multiplying (i) the Exercise Price times (ii) the number of Common Shares for which this Warrant is being exercised at such time.
“Articles of Incorporation” means the Company’s Restated Articles of Incorporation as amended to date.
“Business Day” means any day other than a Saturday, Sunday or any other day on which banks are permitted or required to be closed in New York City.
“Change of Control” has the meaning set forth in the Purchase Agreement.
“Common Shares” means (i) the Company’s Common Shares, and (ii) any other securities into which or for which any of the securities described in clause (i) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.
“Convertible Securities” means any debt, equity or other securities that are, directly or indirectly, convertible into or exchangeable for Common Shares.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder from time to time in effect.

“Exercise Period” means the period commencing on the Issue Date and ending 11:59 P.M. (New York City time) on the date that is three (3) years from the Issue Date or earlier closing of a Fundamental Transaction (other than a Fundamental Transaction of the type described in clause (d) of the definition thereof resulting in the conversion into or exchange for another security of the Company).
“Exercise Price” initially means $0.47 per share; as may be adjusted pursuant to the terms hereof; provided that on the date that is six months from Issue Date the exercise price will be adjusted to the lower of (i) the initial Exercise Price, and (ii) a price equal to 110% of the average of the VWAPS of the Common Shares over five (5) Trading Days preceding such date.
“Exercise Shares” means the Common Shares for which this Warrant is then being exercised.
“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Issue Date” means April 17, 2023.
“Note” means the senior secured convertible promissory note issued by the Company to the Holder pursuant to the Purchase Agreement.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder from time to time in effect.
“Subsidiary” means, as of any time of determination and with respect to any Person, any United States corporation, partnership, limited liability company or limited liability partnership, all of the stock (or other equity interest) of every class of which, except directors’ qualifying shares (or any equivalent), shall, at such time, be owned by such Person either directly or through Subsidiaries and of which such Person or a Subsidiary shall have 100% control thereof, except directors’ qualifying shares. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
“Trading Day” means a day on which the Common Shares is traded on a Trading Market.
“Trading Market” means whichever of the New York Stock Exchange, NYSE: Amex Exchange, or the Nasdaq Stock Market (including the Nasdaq Capital Market), on which the Common Shares is listed or quoted for trading on the date in question.
“VWAP” means, as of any date, the price determined by the first of the following clauses that applies: (a) if the Common Shares is then listed or quoted on a Trading Market, the daily volume weighted average price of one Common Share trading in the ordinary course of business on the applicable Trading Price for such date (or the nearest preceding date) on such Trading Market as reported by Bloomberg Financial L.P.; (b) if the Common Shares is not then listed on a Trading Market and if the Common Shares is traded in the over-the-counter market, as reported by the OTC Bulletin Board, the volume weighted average price of one Common Share for such date (or the nearest preceding date) on the OTC Bulletin Board, as reported by Bloomberg Financial L.P.; (c) if the Common Shares is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Shares is then reported in the “Pink Sheets” published by the Pink OTC Markets Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price of one Common Share so reported, as reported by Bloomberg Financial L.P.; or (d) in all other cases, the fair market value of one Common Share as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company (in each case rounded to four decimal places).
“Warrant Shares” means collectively the Common Shares of the Company issuable upon exercise of the Warrant in accordance with its terms, as such number may be adjusted pursuant to the provisions thereof.

10.    LIMITATION ON BENEFICIAL OWNERSHIP. Notwithstanding anything to the contrary contained herein, the Holder shall not be entitled to receive Common Shares or other securities (together with Common Shares, “Equity Interests”) upon exercise of this Warrant to the extent (but only to the extent) that such exercise or receipt would cause the Holder Group to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of a number of Equity Interests of a class that is registered under the Exchange Act which exceeds the Maximum Percentage (as defined below) of the Equity Interests of such class that are outstanding at such time. Any purported delivery of Equity Interests in connection with the exercise of the Warrant prior to the termination of this restriction in accordance herewith shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the Holder Group becoming the beneficial owner of more than the Maximum Percentage of the Equity Interests of a class that is registered under the Exchange Act that is outstanding at such time. If any delivery of Equity Interests owed to the Holder following exercise of this Warrant is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such Equity Interests as promptly as practicable after the Holder gives notice to the Company that such delivery would not result in such limitation being triggered or upon termination of the restriction in accordance with the terms hereof. To the extent limitations contained in this Section 10 apply, the determination of whether this Warrant is exercisable and of which portion of this Warrant is exercisable shall be the sole responsibility and in the sole determination of the Holder, and the submission of an Exercise Notice shall be deemed to constitute the Holder’s determination that the issuance of the full number of Warrant Shares requested in the Exercise Notice is permitted hereunder, and neither the Company nor any Warrant agent shall have any obligation to verify or confirm the accuracy of such determination. For purposes of this Section 10, (i) the term “Maximum Percentage” shall mean 4.99%; provided, that if at any time after the date hereof the Holder Group beneficially owns in excess of 4.99% of any class of Equity Interests in the Company that is registered under the Exchange Act (excluding any Equity Interests deemed beneficially owned by virtue of this Warrant or the Note), then the Maximum Percentage shall automatically increase to 9.99% so long as the Holder Group owns in excess of 4.99% of such class of Equity Interests (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon the Holder Group ceasing to own in excess of 4.99% of such class of Equity Interests); and (ii) the term “Holder Group” shall mean the Holder plus any other Person with which the Holder is considered to be part of a group under Section 13 of the Exchange Act or with which the Holder otherwise files reports under Sections 13 and/or 16 of the Exchange Act. In determining the number of Equity Interests of a particular class outstanding at any point in time, the Holder may rely on the number of outstanding Equity Interests of such class as reflected in (x) the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) a more recent notice by the Company or its transfer agent to the Holder setting forth the number of Equity Interests of such class then outstanding. For any reason at any time, upon written or oral request of the Holder, the Company shall, within one (1) Trading Day of such request, confirm orally and in writing to the Holder the number of Equity Interests of any class then outstanding. The provisions of this Section 10 shall be construed, corrected and implemented in a manner so as to effectuate the intended beneficial ownership limitation herein contained. Notwithstanding anything to the contrary contained in this Warrant or the other Transaction Documents, the Holder and the Company agree that the total cumulative number of Common Shares issued to Holder hereunder together with all other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Shareholder Approval.

11.    REGISTRATION AND TRANSFER OF WARRANT.
11.1.    Registration of Warrant. The Company shall register and record transfers, exchanges, reissuances and cancellations of this Warrant, upon the records to be maintained by the Company for that purpose, in the name of the record holder hereof from time to time. The Company may deem and treat the registered holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall be entitled to rely, and held harmless in acting or refraining from acting in reliance upon, any notices, instructions or documents it believes in good faith to be from an authorized representative of the Holder.

11.2    Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form of assignment (the “Assignment Notice”) attached hereto duly executed by the Holder or its agent or attorney. The Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of the transferred Warrant under the 1933 Act. Upon such surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such Assignment Notice, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued.

11.3.    New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 11.2, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for this Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Exercise Shares issuable pursuant thereto.

12.    LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Exercise Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of this Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

13.    REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.
14.    NO RIGHTS AS A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Exercise Shares.

15.    NOTICES. All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) on the date of delivery when delivered by hand on a Business Day during normal business hours or, if delivered on a day that is not a Business Day or after normal business hours, then on the next Business Day, (ii) on the date of transmission when sent by facsimile transmission or email during normal business hours on a Business Day with telephone confirmation of receipt or, if transmitted on a day that is not a Business Day or after normal business hours, then on the next Business Day, or (iii) on the second Business Day after the date of dispatch when sent by a reputable courier service that maintains records of receipt. The addresses for notice shall be as set forth in the Purchase Agreement.
16.    CONSENT TO AMENDMENTS. Any term of this Warrant may be amended, and the Company may take any action herein prohibited, or compliance therewith may be waived, only if the Company shall have obtained the written consent (and not without such written consent) to such amendment, action or waiver from the Holder. No course of dealing between the Company and the Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of the Holder.

17.    MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If any provision of this Warrant is found to conflict with the Purchase Agreement, the provisions of this Warrant shall prevail. If any provision of this Warrant is found to conflict with the Note, the provisions of the Note shall prevail. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAW OF THE STATE OF NEVADA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

[Remainder of Page Intentionally Left Blank]

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated as of April 17, 2023

    SPHERE 3D CORP.

By:

Name:

Title:

FORM OF SUBSCRIPTION

(To be signed only on exercise
of Common Share Purchase Warrant)

TO:    Sphere 3D Corp.

1.    The undersigned Holder of the attached Warrant hereby elects to exercise its purchase right under such Warrant to purchase Common Shares of Sphere 3D Corp., a Canadian corporation (the “Company”), as follows (check one or more, as applicable):
    to exercise the Warrant to purchase __________ Common Shares and to pay the Aggregate Exercise Price therefor by wire transfer of United States funds to the account of the Company, which transfer has been made prior to or as of the date of delivery of this Form of Subscription pursuant to the instructions of the Company;
    and/or
    to exercise the Warrant with respect to ____________ Common Shares pursuant to the net exercise provisions specified in Section 2.3 of the Warrant.
2.    In exercising this Warrant, the undersigned Holder hereby confirms and acknowledges that the Common Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such Common Shares except under circumstances that will not result in a violation of the Securities Act or any state securities laws. The undersigned hereby further confirms and acknowledges that it is an “accredited investor”, as that term is defined under the Securities Act.
3.    Please issue a stock certificate or certificates representing the appropriate number of Common Shares in the name of the undersigned or in such other name(s) as is specified below:
Name:
Address:

TIN:

(Signature must conform exactly to name of Holder as specified on the face of the Warrant)	Dated:

FORM OF ASSIGNMENT
(To be signed only on transfer of Warrant)

    For value received, the undersigned hereby sells, assigns, and transfers unto ________________ the right represented by the within Warrant to purchase              Common Shares of Sphere 3D Corp., a Canadian corporation, to which the within Warrant relates, and appoints _________________ attorney to transfer such right on the books of Sphere 3D Corp., with full power of substitution in the premises.

                        [insert name of Holder]

Dated:                        By:

Title:

[insert address of Holder]

Signed in the presence of:

Sphere 3D Corp.

(the "Company")

FORM OF PROXY ("PROXY")

Special Meeting
June 23, 2023 at 11:00 a.m. Eastern
Virtual: https://Virtual-Meetings.tsxtrust.com/1516
(the "Meeting")

RECORD DATE: May 4, 2023
CONTROL NUMBER:
SEQUENCE #:
FILING DEADLINE FOR PROXY: June 21, 2023 at 10:59 a.m. Eastern

VOTING METHOD	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above
FACSIMILE	416-595-9593
MAIL	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

The undersigned hereby appoints **Duncan McEwan**, whom failing **Patricia Trompeter** (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) *Date (MM/DD/YYYY)*

TMX | TSX Trust

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY.**

2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**

3. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**

4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.

5. **Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof.** Such right may be exercised by inserting in the space labeled "*Please print appointee name*", the name of the person to be appointed, who need not be a security holder of the Company.

6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Company.

7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and *must be received by TSX Trust Company* before the ***Filing Deadline for Proxies***, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.

9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Investor inSite

TSX Trust Company offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit
https://www.tsxtrust.com/t/investor-hub/forms/investor-insite-registration

Click on, "*Register*" and complete the registration form. Call us toll free at 1-866-600-5869 with any questions.

www.tsxtrust.com
VANCOUVER CALGARY TORONTO MONTRÉAL
050423_v1